                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2)

[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                              CERPROBE CORPORATION
                 (Name of Registrant as Specified In Its Charter)

                                RANDAL L. BUNESS
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

             CERPROBE LOGO
                              CERPROBE CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 29, 1998
                            ------------------------
TO THE STOCKHOLDERS:

     You are cordially invited to attend the annual meeting (the "Annual Meeting") of the stockholders of Cerprobe Corporation, a Delaware corporation (the "Company" or "Cerprobe"), to be held on May 29, 1998, at 10:00 a.m. local time at the Mesa Hilton, Kachina Room, 1011 West Holmes Avenue, Mesa, Arizona 85210, for the following purposes:

     1. To elect directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

     2. To approve an amendment to the Company's First Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000.

     3. To approve an amendment to the Company's 1995 Stock Option Plan (the "1995 Plan") to increase the number of shares of Common Stock that may be issued pursuant to the 1995 Plan from 800,000 to 1,400,000.

     4. To approve an amendment to the 1995 Plan (a) to increase the number of options granted to non-employee members of the Board of Directors pursuant to the Annual Automatic Options from options to acquire 2,000 shares to 3,000 shares, (b) to provide that Annual Automatic Options shall vest at the time of grant, and (c) to eliminate the granting of Initial Automatic Options to new members of the Board of Directors.

     5. To approve the Company's Employee Stock Purchase Plan, (the "Stock Purchase Plan").

     6. To ratify the appointment of KPMG Peat Marwick LLP as the independent auditors for the Company for the fiscal year ending December 31, 1998.

     7. To act upon such other business as may properly come before the meeting and any adjournment thereof.

     Only stockholders of record at the close of business on April 22, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting.

     The enclosed Proxy Statement contains additional information pertaining to the matters to be considered at the meeting. A copy of the Annual Report to stockholders for the fiscal year ended December 31, 1997 also accompanies this Notice.

     It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign, and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously returned a proxy.

                                          By order of the Board of Directors,

                                          RANDAL L. BUNESS
                                          Secretary
Gilbert, Arizona
Dated: April 25, 1998

             [CERPROBE LOGO]

                              CERPROBE CORPORATION
                          1150 NORTH FIESTA BOULEVARD
                          GILBERT, ARIZONA 85233-2237
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 29, 1998

                                PROXY STATEMENT
                            ------------------------

                            VOTING AND OTHER MATTERS

GENERAL

     This Proxy Statement is submitted in support of a proxy solicitation by the Board of Directors of Cerprobe Corporation, a Delaware corporation (the "Company" or "Cerprobe"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 29, 1998 at 10:00 a.m. local time at the Mesa Hilton, Kachina Room, 1011 West Holmes Avenue, Mesa, Arizona 85210.

     These proxy solicitation materials were mailed on or about April 25, 1998 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

     Stockholders of record at the close of business on April 22, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof. On the Record Date, there were issued and outstanding 8,107,279 shares of the Company's common stock, $.05 par value per share (the "Common Stock").

REVOCABILITY OF PROXIES

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Secretary of the Company, at the Company's offices at 1150 North Fiesta Boulevard, Gilbert, Arizona 85233-2237, written notification of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING SOLICITATION

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Annual Meeting. Each share is entitled to one vote on any matter coming before the Annual Meeting, except in the case of the election of directors as described below.

     For the election of directors, each stockholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder. Each stockholder may distribute votes among as many candidates for director in such proportions as he or she sees fit. The five candidates receiving the highest number of votes shall be elected. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the amendment to the Company's First Restated Certificate of Incorporation. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the amendments to the Company's 1995 Stock Option Plan (the "1995 Plan"), to approve the Company's Employee Stock Purchase Plan, and to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors for the Company for the fiscal year ending December 31, 1998.

     The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed therein. If a stockholder specifies how the proxy is to be voted on any of the business to come before the Annual Meeting, the proxy will be voted in accordance with such specification. If no specification is made, the proxy will be voted (i) for the election of the nominees for directors as proposed herein (and the proxy holders may exercise their discretion in distributing cumulative votes among the nominees); (ii) for approval of the amendment to the Company's First Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000; (iii) for approval of an amendment to the Company's 1995 Stock Option Plan (the "1995 Plan") to increase the number of shares of Common Stock that may be issued pursuant to the 1995 Plan from 800,000 to 1,400,000; (iv) for approval of an amendment to the 1995 Plan (a) to increase the number of options granted to non-employee members of the Board of Directors pursuant to the Annual Automatic Options from options to acquire 2,000 shares to 3,000 shares, (b) to provide that Annual Automatic Options shall vest at the time of grant, and (c) to eliminate the granting of Initial Automatic Options to new members of the Board of Directors; (v) for approval of the Company's Employee Stock Purchase Plan, (the "Stock Purchase Plan"); (vi) for the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the current fiscal year ending December 31, 1998; and (vii) in the best judgement of the proxy holders, as to any other matters which may properly come before the meeting.

     The solicitation of proxies is made on behalf of the Company and all expenses incurred herein will be borne by the Company. Some of the officers, directors, and employees of the Company may also solicit proxies on behalf of management by telephone, telegraph, and personal interview, without additional compensation. Any costs thereof will be borne by the Company. The Company will reimburse brokerage firms, banks, and other custodians, nominees, and fiduciaries for their expenses reasonably incurred in forwarding solicitation material to the beneficial owners of the Common Stock.

ANNUAL REPORT

     The 1997 Annual Report to stockholders, which is being mailed to stockholders with this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of the proxy soliciting materials. The information contained in the "Compensation Committee Report on Executive Compensation" below and the "Company Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Upon request, the Company will provide, without charge to each stockholder of record as of the Record Date, a copy of the Company's annual report on Form 10-K for the year ended December 31, 1997 as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     The Company's First Restated Certificate of Incorporation provides that the number of directors shall be fixed from time to time by resolution of the Board of Directors. Presently, the number of directors is fixed at five. Unless otherwise instructed, proxies will be voted in favor of ROSS J. MANGANO, C. ZANE CLOSE, WILLIAM A. FRESH, KENNETH W. MILLER, AND DONALD F. WALTER, all of whom currently are directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such substitute nominees as may be selected by the current Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until a successor has been elected and qualified or until his earlier resignation or removal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED HEREIN.

     The following table sets forth certain information regarding the nominees for directors of the Company.

NAME                                AGE                POSITION(S) WITH CERPROBE
----                                ---                -------------------------
Ross J. Mangano(1)(2)...........    52     Chairman of the Board of Directors
C. Zane Close...................    48     President, Chief Executive Officer, and Director
William A. Fresh(2).............    69     Director
Kenneth W. Miller(1)............    66     Director
Donald F. Walter(1)(2)..........    65     Director

---------------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     Ross J. Mangano has served as the Chairman of the Board of Directors of Cerprobe since February 1993 and as a director of Cerprobe since February 1988. Mr. Mangano has served as the President of Oliver Estate, Inc., a real estate and investment management company, since 1996. Prior to that time, Mr. Mangano served in various management positions with Oliver Estate, Inc., since 1971. Mr. Mangano also is an investment analyst for Oliver Estate, Inc. From December 1993 to 1996, Mr. Mangano served on the Board of Directors of Cole Taylor Financial Group, a publicly held bank holding company. Since its spin-off from Cole Taylor Financial Group in 1996, Mr. Mangano has served on the Board of Directors of Reliance Acceptance Group, Inc., a publicly held commercial banking and financial services company. Since August 1997, Mr. Mangano has served on the Board of Directors of Blue Chip Casino, a privately held casino.

     C. Zane Close has served as President and Chief Executive Officer and as a director of Cerprobe since July 1990. From September 1989 to July 1990, Mr. Close served as Vice President and General Manager of Probe Technology Corporation ("Probe Technology"), a manufacturer of probing devices for testing integrated circuits. Mr. Close served as Vice President of Operations of Probe Technology from February 1985 to September 1989.

     William A. Fresh has served as a director of Cerprobe since April 1995. Mr. Fresh co-founded Fresh Test Technology Corporation ("Fresh Test"), a designer and manufacturer of probe and interface test technology for the semiconductor industry, which was acquired by Cerprobe in April 1995. He served as Chairman of the Board and Chief Executive Officer of Fresh Test from January 1986 through March 1995. Mr. Fresh also has served as the Chairman of the Board and Chief Executive Officer of Magellan Technology, a public holding company; and Orem Tek Development Corp., a real estate development company, since May 1990 and May 1991, respectively. Mr. Fresh served as Chairman of the Board and Chief Executive Officer of Satellite Images System Corporation, a medical information processing company, from February 1992 to August 1996, and since August 1996 has served on the Board of Directors of the successor company known as Satellite Images System, L.L.C. Mr. Fresh served as Chairman of the Board of EFI Electronics, a publicly held power conditioning company; and Fresh Technology Company, a PC-based software company, from January 1991 to March 1994. Since April 1996, Mr. Fresh has served on the Board of Directors of Sento Technical Innovation Corporation, a publicly held software company.

     Kenneth W. Miller has served as a director of Cerprobe since 1979. Mr. Miller served as Treasurer of Cerprobe from June 1994 to June 1996 and as Secretary of Cerprobe from October 1991 to June 1996. Since January 1992, Mr. Miller has served as a business consultant to various companies involved in the microelectronic industry. From April 1991 until October 1991, Mr. Miller served as Marketing Director of Scrantom Engineering, Inc., a manufacturer of hybrid circuits and ceramic circuit boards. From September 1988 until April 1991, Mr. Miller served as Marketing Director of Advanced Packaging Systems, a manufacturer of high-density ceramic and polymer thin film interconnect products. From 1981 to September 1988, Mr. Miller served as President of Interamics, a manufacturer of ceramic packages for ICs and hybrid substrates.

     Donald F. Walter has served as a director of Cerprobe since May 1991. Since 1982, Mr. Walter has been a financial consultant and is the principal of Walter & Keenan Financial Consulting Co., a financial consulting firm. Since January 1982, Mr. Walter has served as a director of National Standard Co., a publicly held manufacturer of specialty wire products. Since October 1988, Mr. Walter has served as a director of Metro BanCorp, a publicly held bank.

     Directors hold office until their successors have been elected and qualified. All officers are elected by the Board of Directors and hold office until their successors have been duly elected and qualified, or until resignation or removal. There currently is no classification of the Board of Directors. There are no family relationships among any of the directors or officers of Cerprobe.

     The employment agreement between Cerprobe and Mr. Close provides that Cerprobe will cause Mr. Close to be nominated to the Board of Directors so long as Mr. Close is employed by Cerprobe. The stockholders of Cerprobe, however, have no obligation to vote for Mr. Close and may withhold or distribute votes in their discretion. Cerprobe knows of no other arrangements or understandings between any director or executive officer and any other person pursuant to which he has been selected as a director or executive officer.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held a total of six meetings during the fiscal year ended December 31, 1997. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and
(ii) the total number of meetings held by all committees of the Board on which such director was a member. The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees composed of one or more directors. As of April 10, 1998, the Board of Directors had appointed the following standing committees: an Audit Committee and a Compensation Committee.

     Audit Committee. The Audit Committee reviews the annual financial statements and significant accounting issues and the scope of the audit with the Company's independent auditors and is available to discuss with the auditors any other audit related matters that may arise during the year. The Company's Audit Committee met separately at one formal meeting during the fiscal year ended December 31, 1997. During the fiscal year ended December 31,1997, the Audit Committee consisted of Messrs. Mangano, Fresh, and Walter, non-employee directors of the Company.

     The Compensation Committee. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company. The Compensation Committee also serves as the Senior Committee for purposes of the 1995 Plan and administers the 1995 Plan. The Compensation Committee held two formal meetings during the fiscal year ended December 31, 1997. During the fiscal year ended December 31, 1997, the Compensation Committee consisted of Messers. Mangano, Miller, and Walter, non-employee directors of the Company.

DIRECTOR COMPENSATION AND OTHER INFORMATION

     Each outside director of Cerprobe receives $5,000 each quarter and a fee of $1,000 for each meeting of the Board of Directors attended. Outside directors also are eligible to receive stock options pursuant to Cerprobe's stock option plans and are reimbursed for expenses incurred in attending meetings. Directors do not receive additional compensation for committee participation or special assignments.

                                 PROPOSAL NO. 2

                   APPROVAL FOR AN AMENDMENT TO THE COMPANY'S
                  FIRST RESTATED CERTIFICATE OF INCORPORATION

     The Company's stockholders are being asked to approve a proposal concerning an amendment to the Company's First Restated Certificate of Incorporation (the "Company's Certificate"), which was approved and adopted by the Board of Directors on February 10, 1998. Approval of the amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock. Following the effectiveness of the proposed amendment, the Company intends to file a Second Restated Certificate of Incorporation substantially in the form set forth as Appendix A to this Proxy Statement, which reflects the Company's Certificate substantially in the form it presently exists and assumes that the proposed amendment has been adopted by the stockholders.

     It is proposed to increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000.

     The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of such additional shares will provide the Company with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, or other proper corporate purposes that may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders' meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such stockholders' percentage voting power.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S FIRST RESTATED CERTIFICATE OF INCORPORATION.

     The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

     The Company has no arrangements, agreements, understandings, or plans at the present time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the best interests of the Company and its then existing stockholders. Any future issuance of Common Stock will be subject to the rights of holders of outstanding shares of any Preferred Stock that the Company may issue in the future.

                                 PROPOSAL NO. 3

                        APPROVAL OF AN AMENDMENT TO THE
                        COMPANY'S 1995 STOCK OPTION PLAN

     The Company's stockholders are being asked to approve an amendment to the Company's 1995 Stock Option Plan (the "1995 Plan") to increase the number of shares of Common Stock reserved for issuance under the 1995 Plan from 800,000 shares to 1,400,000 shares. Approval of the proposed amendment requires the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy. The 1995 Plan is more fully described at "Executive Compensation -- 1995 Stock Option Plan" below.

     The Board of Directors believes that the proposed amendment to the 1995 Plan is necessary to achieve the purposes of the 1995 Plan and to promote the welfare of Cerprobe and its stockholders generally. The Board of Directors believes that the proposed amendments to the 1995 Plan will aid Cerprobe in attracting and retaining directors, officers, and key employees and motivating such persons to exert their best efforts on behalf of Cerprobe. In addition, Cerprobe expects that the proposed amendments will further strengthen the identity of interest of the directors, officers, and key employees with that of the stockholders.

     The increase in the number of shares of Common Stock reserved for issuance under the 1995 Plan recognizes the growth of Cerprobe's operations and the increase in the number of shares of Common Stock issued upon the exercise of options and in connection with Cerprobe's public offering of Common Stock in 1997. An increase in the number of shares issuable pursuant to the 1995 Plan will enable Cerprobe to grant additional options and other awards to current participants, which will enable such participants to maintain their proportionate interest in Cerprobe and to attract such additional personnel as may be necessary in view of Cerprobe's expanding operations.

     In the event that the amendment to the 1995 Plan is not approved by the stockholders, the 1995 Plan will remain in effect as previously adopted. Any options outstanding under the 1995 Plan prior to the amendment to the 1995 Plan shall remain valid and unchanged.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE 1995 PLAN.

                                 PROPOSAL NO. 4

                        APPROVAL FOR AN AMENDMENT TO THE
                        COMPANY'S 1995 STOCK OPTION PLAN

     The Company's stockholders are being asked to approve an amendment to the Company's 1995 Plan (a) to increase the Annual Automatic Option from an option to acquire 2,000 shares of Common Stock to an option to acquire 3,000 shares of Common Stock, (b) to provide that Annual Automatic Options shall vest at the time of grant, and (c) to eliminate the Initial Automatic Option grant under the 1995 Plan. The 1995 Plan is more fully described at "Executive
Compensation -- 1995 Stock Option Plan" below.

     The Board of Directors believes that increasing the number of shares issuable to Eligible Directors pursuant to Annual Automatic Options and eliminating the one-time grant of Initial Automatic Options will increase the proportionate interest of Eligible Directors in Cerprobe and further strengthen the identity of interest of the Eligible Directors with that of the stockholders.

     In the event that the amendment to the 1995 Plan is not approved by the stockholders, the provisions of the 1995 Plan with respect to Automatic Options will remain in effect as previously adopted.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE 1995 PLAN.

                                 PROPOSAL NO. 5

                           APPROVAL OF THE COMPANY'S
                          EMPLOYEE STOCK PURCHASE PLAN

     The Company's stockholders are being asked to approve the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"), which was approved and adopted by the Board of Directors in December 1997. Pursuant to the terms of the Stock Purchase Plan, the effectiveness of the Stock Purchase Plan is subject to prior approval by the stockholders. Ratification of the proposal requires the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy.

     It has been proposed that up to 150,000 shares of Common Stock may be issued under the Stock Purchase Plan.

     The purpose of the Stock Purchase Plan is to promote superior levels of performance from, and to encourage stock ownership by, eligible employees of the Company by increasing their interest in the success of the Company. The Stock Purchase Plan is designed to meet this goal by offering financial incentives for employees to purchase Common Stock, thereby increasing the interest of employees in pursuing the long-term growth, profitability, and financial success of the Company. The Stock Purchase Plan is summarized below, but the description is subject to and is qualified in its entirety by the full text of the Stock Purchase Plan, which is attached as Appendix B to this Proxy Statement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED STOCK PURCHASE PLAN.

  Terms of the Employee Stock Purchase Plan

     The Stock Purchase Plan is intended to qualify for favorable income tax treatment under Section 423 of the Internal Revenue Code and is intended to offer financial incentives for employees to purchase Common Stock. The proposed Stock Purchase Plan is to be administered by an appointed committee of the Board of Directors.

     The Stock Purchase Plan will be available to all regular, full-time or part-time employees of the Company who have completed at least one year of continuous service to the Company and are employed by the Company on the date such employees' participation in the Stock Purchase Plan is to become effective.

     The Stock Purchase Plan provides for implementation by a series of successive six-month offerings. The initial offering began on January 1, 1998 and extends through June 30, 1998, with subsequent offerings every six months thereafter. The purchase price per share, in general, will be the lower of (i) 85% of the closing price of the Common Stock on the offering commencement date, or (ii) 85% of the closing price of the Common Stock on the offering termination date. The purchase price is to be paid through periodic payroll deductions not to exceed 10% of the participant's earnings due each semi-annual period of participation within the offering period. However, no participant may purchase more than $25,000 worth of Common Stock annually.

     The purchase right of a participant will terminate automatically in the event the participant ceases to be an employee of the Company, and any payroll deductions collected from such individual during the semi-annual period in which such termination occurs will be refunded. However, in the event of the participant's disability or death, such payroll deduction may be applied to the purchase of the Common Stock on the next semi-annual purchase date.

     The Stock Purchase Plan provides for annual offerings through January 2008.

                                 PROPOSAL NO. 6

                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG Peat Marwick, LLP, independent auditors, to audit the financial statements of the Company for 1998 and recommends that the stockholders ratify such selection. In the event that a majority of the outstanding shares are not voted in favor of ratification, the Board will reconsider its selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of KPMG Peat Marwick LLP as the independent auditors for 1998. KPMG Peat Marwick LLP provided such services to the Company since fiscal year ended December 31, 1995 and is serving in such capacity for the current fiscal year. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation for the fiscal years ended December 31, 1997, 1996, and 1995 earned by the Company's Chief Executive Officer and the Company's three most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for the last fiscal year (the "Named Officers").

                                             Annual Compensation                     Long Term Compensation
                                  ------------------------------------------   -----------------------------------
                                                                                       Awards            Payouts
                                                                   OTHER       ----------------------   ----------
                                                                   ANNUAL      RESTRICTED                             ALL OTHER
            NAME AND                                              COMPEN-         STOCK      OPTIONS       LTIP        COMPEN-
       PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)   SATION($)(1)   AWARD(S)($)   /SARS(#)   PAYOUTS($)   SATION($)(2)
       ------------------         ----   ---------   --------   ------------   -----------   --------   ----------   ------------
C. ZANE CLOSE...................  1997    209,276    185,716        --             --         60,000       --               --
  President and Chief Executive   1996(3)  157,662        --        --             --             --       --               --
  Officer                         1995(4)  135,000    35,000        --             --             --       --               --
ESWAR SUBRAMANIAN...............  1997    164,661    120,097        --             --         50,000       --            3,162
  Sr. Vice President and Chief    1996(3)  132,155        --        --             --             --       --               --
  Operating Officer               1995(4)  108,000    25,000        --             --             --       --               --
MICHAEL K. BONHAM...............  1997    134,950     99,547        --             --         15,000       --           13,349
  Sr. Vice President of Sales
    and                           1996(3)  122,386        --        --             --             --       --               --
  Marketing                       1995(4)  108,000    25,000        --             --             --       --               --
RANDAL L. BUNESS................  1997    119,981     75,000        --             --             --       --               --
  Vice President, Chief
    Financial                     1996     61,923         --        --             --         50,000       --               --
  Officer, Secretary and
  Treasurer(5)                                                                                             --               --

---------------
(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any of the Named Officers except as noted.

(2) All other compensation represents the earnings from the Company's deferred compensation plan which was liquidated in November 1997.

(3) Includes $14,279, $28,000, and $22,800 in salary and/or bonus earned by Messrs. Close, Subramanian, and Bonham respectively in 1996 but deferred to a future year.

(4) Includes $34,346, $44,863, and $32,462 in salary and/or bonus earned by Messrs. Close, Subramanian, and Bonham, respectively, in 1995 but deferred to a future year.

(5) Mr. Buness became an officer of the Company in June 1996.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on stock options granted to the Company's Named Officers during the fiscal year ended December 31, 1997.

                                                  INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                                   -----------------------------------------------      VALUE AT ASSUMED
                                   NUMBER OF    % OF TOTAL                           ANNUAL RATES OF STOCK
                                   SECURITIES    OPTIONS                             PRICE APPRECIATION FOR
                                   UNDERLYING    GRANTED     EXERCISE                  OPTION TERM($)(1)
                                    OPTIONS       FISCAL      PRICE     EXPIRATION   ----------------------
              NAME                 GRANTED(#)      YEAR       ($/SH)       DATE         5%           10%
              ----                 ----------   ----------   --------   ----------   ---------    ---------
C. Zane Close....................    60,000(2)     39%        $10.25      5/1/07     $386,770     $980,152
Eswar Subramanian................    50,000(2)     33%        $10.25      5/1/07      322,308      816,793
Michael K. Bonham................    15,000(2)     10%        $10.25      5/1/07       96,693      245,038

---------------
(1) Calculated from a base price equal to the exercise price of each option, which was the fair market value of the common stock on the date of grant. The amounts represent only certain assumed rates of appreciation.

(2) One-fifth of the options vest and become exercisable on the date of grant, May 1, 1997; May 1, 1998; May 1, 1999; May 1, 2000; and May 1, 2001. The
    vesting schedule will accelerate if the average price per share for the previous 30 calendar days reaches a specified amount. If the stock reaches an average price of $15.00 per share, 25% of the options will vest; $20.00 per share, another 25% will vest; $25.00 per share, another 25% will vest; and $30.00 per share, the remainder of the options will vest.

OPTION HOLDINGS

     The following table contains certain information representing the options held by the Named Officers as of December 31, 1997.

                                             NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                                               OPTIONS AT FISCAL                IN-THE-MONEY OPTIONS
                                                  YEAR-END(#)                 AT FISCAL YEAR-END($)(1)
                                        -------------------------------    -------------------------------
                NAME                    EXERCISABLE    UNEXERCISABLE(2)    EXERCISABLE    UNEXERCISABLE(2)
                ----                    -----------    ----------------    -----------    ----------------
C. Zane Close.......................      75,000            45,000          $785,625          $309,375
Eswar Subramanian...................      47,500            37,500           484,063           257,813
Michael K. Bonham...................      53,750            11,250           594,531            77,344
Randal L. Buness....................      20,000            30,000           105,000           157,500

---------------

(1) Calculated based upon the December 31, 1997 Nasdaq National Market closing price of 17.125 per share, multiplied by the applicable number of shares in-the-money, less the aggregate exercise price for such shares.

(2) Not vested as of December 31, 1997.

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

     Pursuant to employment agreements with Cerprobe, (each of which is subject to automatic renewal for succeeding terms of one year unless either party gives notice at least 90 days prior to the expiration of any term of its intention not to renew) Messrs. Close, Subramanian, Bonham, and Buness receive $270,000, $185,000, $150,000, and $148,000 respectively, in annual base salary during the term of their employment. Each of the employment agreements provides for additional increases in the base salary and bonuses as may be determined by Cerprobe's Board of Directors in its sole discretion. Each of the agreements may be terminated with or without cause by Cerprobe upon 90 days written notice to the employee, and each employee may terminate his obligations under the agreement by giving Cerprobe at least 90 days notice of his intent to terminate.

THE 1995 STOCK OPTION PLAN

     The 1995 Plan, as amended, is divided into two programs: the Discretionary Grant Program and the Automatic Grant Program. The Discretionary Grant Program provides for the granting of options to acquire Common Stock ("Options"), the direct granting of Common Stock ("Stock Awards"), the grant of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). Options and Awards under the 1995 Plan may be issued to executive officers, directors, employees, consultants, and other independent contractors who provide valuable services to Cerprobe and its subsidiaries (collectively, "Eligible Persons"). The Options issued may be incentive stock options or non-qualified stock options. Cerprobe believes that the Discretionary Grant Program represents an important factor in attracting and retaining executive officers and other key employees and constitutes a significant part of its compensation program, providing them with an opportunity to acquire a proprietary interest in Cerprobe and giving them an additional incentive to use their best efforts for the long-term success of Cerprobe. The Automatic Option Program provides for the automatic grant of options to acquire shares of Common Stock ("Automatic Options"). Automatic Options are granted to non-employee members of the Board of Directors ("Eligible Directors"). Cerprobe believes that the Automatic Option Program promotes the interests of Cerprobe by providing such directors the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in Cerprobe and an increased personal interest in Cerprobe's continued success and progress.

  Shares Subject to the 1995 Plan

     Currently, a maximum of 800,000 shares of Common Stock may be issued under the 1995 Plan. If the proposed amendment to the 1995 Plan is approved by the stockholders at the Annual Meeting, a maximum of 1,400,000 shares may be issued under the 1995 Plan. If any Option or SAR terminates or expires without having been exercised in full, stock not issued under such Option or SAR will again be available for the purposes of the 1995 Plan. If any change is made in the stock subject to the 1995 Plan or subject to any Option or SAR granted under the 1995 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1995 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1995 Plan and the number of shares and exercise price per share of stock subject to outstanding Options or Awards. As of April 10, 1998, 88,000 shares of Common Stock have been issued upon exercise of Options granted pursuant to the 1995 Plan, and there were outstanding Options to acquire 712,000 shares of Common Stock under the 1995 Plan.

  Eligibility and Administration

     Options and Awards may be granted pursuant to the Discretionary Grant Program only to persons ("Eligible Persons") who at the time of grant are either
(i) key personnel (including officers and directors) of Cerprobe, or (ii) consultants or independent contractors who provide valuable services to Cerprobe. Options that are incentive stock options may be granted only to key personnel of Cerprobe who are also employees of Cerprobe. To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code.

     The Eligible Persons under the Discretionary Grant Program are divided into two groups, and there is a separate administrator (each a "Plan Administrator") for each group. One group consists of Eligible Persons who are executive officers and directors of Cerprobe and all persons who own 10% or more of Cerprobe's issued and outstanding stock. The power to administer the 1995 Plan with respect to those persons rests exclusively with a committee ("Senior Committee") comprised of two or more non-employee directors who are appointed by the Board of Directors. The power to administer the 1995 Plan with respect to the remaining Eligible Persons is vested with the Senior Committee or a committee of two or more directors appointed by the Board of Directors ("Employee Committee"). Each Plan Administrator determines (i) which of the Eligible Persons in its group will be granted Options and Awards; (ii) the amount and timing of the grant of such Options and Awards; and (iii) such other terms and conditions as may be imposed by the Plan Administrator consistent with the 1995 Plan. The maximum number of shares of Common Stock with respect to which Options or Awards may be granted to any employee during the term of the 1995 Plan may not exceed 50% of the shares of Common Stock covered by the 1995 Plan.

  Exercise of Options

     The expiration date, maximum number of shares purchasable, and the other provisions of the Options are established at the time of grant, provided that no options may be granted for terms of more than 10 years. Options vest and thereby become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the Discretionary Grant Program in the event of a "Change in Control." The definition of "Change in Control" includes the following events: (i) the acquisition of beneficial ownership by certain persons, acting alone or in concert with others, of 40% or more of Common Stock pursuant to a tender offer which the Board of Directors recommends that Cerprobe's stockholders not accept, or (ii) a change in the composition of the Board of Directors occurs such that those individuals who were elected to the Board of Directors at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board of Directors by reason of a contested election.

     Each Plan Administrator will determine the exercise prices of Options at the time of grant. However, the exercise price of any Option may not be less than 100% of the fair market value of the Common Stock at the time of the grant (110% if the Option is granted to a person who at the time the Option is granted owns 10% of the total combined voting power of all classes of stock of Cerprobe). To exercise an Option, the optionholder will be required to deliver to Cerprobe full payment of the exercise price for the shares as to which the Option is being exercised. Generally, Options can be exercised by delivery of cash, bank cashier's check, or shares of Common Stock.

  Termination of Employment or Services

     Except as otherwise allowed by the Plan Administrator with respect to non-qualified Options, Options granted under the 1995 Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder. If any optionholder ceases to be employed by Cerprobe for a reason other than death or permanent disability, such optionholder may, within 30 days after the termination of such employment, exercise some or all of the vested incentive stock options held by such employee. In the event of the death of the participant incentive stock options may be exercised within 90 days thereafter (but never later than the expiration of the term of the Option). If an optionholder's employment is terminated by reason of permanent disability, however, incentive stock options may be exercised by the optionholder or the optionholder's estate or successor by bequest or inheritance during the period ending 180 days after the optionholder's retirement (but not later than the expiration of the term of the Option). Termination of employment at any time for cause immediately terminates all Options held by the terminated employee.

     Non-qualified Options that are outstanding at the time an optionholder's service to Cerprobe terminates will remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant of such Options. However, if the optionholder is discharged for cause, all Options held by such optionholder will terminate.

  Awards

     A Plan Administrator also may grant Awards to Eligible Persons under the 1995 Plan. Awards may be granted in the form of SARs, Stock Awards, or Cash Awards.

     Awards granted in the form of SARs entitle the recipient to receive a cash payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price on the date the SAR was granted or became effective to the market value of the Common Stock on the date first exercised or surrendered. The Plan Administrators may determine, consistent with the 1995 Plan, such terms, conditions, restrictions, and/or limitations, if any, on any SARs.

     Awards granted in the form of Stock Awards entitle the recipient to receive shares of Common Stock directly. Awards granted in the form of cash entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of Cerprobe. The Plan Administrators may determine such other terms, conditions, or limitations, if any, on any Awards.

     The 1995 Plan states that it is not intended to be the exclusive means by which Cerprobe may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, Cerprobe may issue any other options, warrants, or awards other than pursuant to the 1995 Plan without stockholder approval.

  Terms and Conditions of Automatic Options

     Currently, the 1995 Plan provides that each year at the meeting of the Board of Directors held immediately after the annual meeting of stockholders, each Eligible Director is granted an Automatic Option to acquire 2,000 shares of Common Stock ("Annual Automatic Option"). In addition, the 1995 Plan presently provides for the grant of an Automatic Option to acquire 20,000 shares of Common Stock ("Initial Automatic Option") to new Eligible Directors on the date of their first appointment or election to the Board. Each Automatic Option currently becomes exercisable and vests in a series of three equal and successive annual installments, with each annual installment to become exercisable on the day before Cerprobe's annual meeting of stockholders occurring in the applicable year. An Eligible Director is not eligible to receive an Annual Automatic Option if the grant date is within 30 days of such Eligible Director receiving an Initial Automatic Option.

     If the proposed amendment to the 1995 Plan is approved by the stockholders at the Annual Meeting, (i) commencing with the meeting of the Board of Directors to be held immediately after the Annual Meeting, each Eligible Director will be granted an Annual Automatic Option to acquire 3,000 shares of Common Stock, which will vest at the time of such grant; and (ii) new Eligible Directors will no longer receive an Initial Automatic Option grant.

     The exercise price per share of Common Stock subject to each Automatic Option is equal to 100% of the fair market value per share on the date of the grant of the Automatic Option. Each Automatic Option expires on the tenth anniversary of the date on which an Automatic Option grant was made. Eligible Directors also may be eligible to receive Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under any other plans of Cerprobe. Cessation of service on the Board terminates any Automatic Options for shares that were not vested at the time of such cessation. Automatic Options are nontransferable other than by will or the laws of descent and distribution on the death of optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder.

     The 1995 Plan provides that, in the event of Change in Control, all unvested Automatic Options will automatically accelerate and immediately vest so that each outstanding Automatic Option will, immediately prior to the effective date of such Change in Control, become fully exercisable.

  Duration and Modification

     The 1995 Plan will remain in force until May 9, 2005. The Board of Directors of Cerprobe may at any time suspend, amend, or terminate the 1995 Plan, except that without approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at a meeting of stockholders of Cerprobe convened for such purpose, the Board of Directors may not (i) increase, except in the case of certain organic changes to Cerprobe, the maximum number of shares of Common Stock subject to the 1995 Plan,
(ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Options may be exercised, (iii) extend the term of the 1995 Plan, (iv) change the class of persons eligible to receive Options or Awards under the 1995 Plan, or (v) materially increase the benefits accruing to participants under the 1995 Plan. Notwithstanding the foregoing, the Board of Directors may amend the 1995 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Securities Exchange Act of 1934 without the consent of the stockholders of Cerprobe.

  Restatement of the 1995 Plan

     The restatement of the 1995 Plan, which reflects the 1995 Plan substantially in the form it presently exists and assumes that the two amendments to the 1995 Plan have been approved by the stockholders, is set forth as Appendix C to this Proxy Statement. If either of the proposed amendments to the 1995 Plan is not approved by the stockholders, the 1995 Plan will be restated to reflect the amendment approved by the stockholders. If neither of the amendments to the 1995 Plan is approved by the stockholders, the 1995 Plan will remain in effect as previously adopted.

  Federal Income Tax Consequences

     Certain options granted under the 1995 Plan will be intended to qualify as incentive stock options under Code Section 422. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her when that option is exercised, except to the extent the amount by which the fair market value of the shares at the time of exercise exceeds the option price is treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year after the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

     Certain other options issued under the 1995 Plan, including options issued automatically to the non-employee members of the Board of Directors, will be non-qualified options. The income tax consequences of non-qualified options will be governed by Code Section 83. Under Code Section 83, the excess of the fair market value of the shares of Common Stock acquired pursuant to the exercise of any option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the optionholder in the first taxable year in which the Common Stock acquired by the optionholder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that the optionholder recognizes income. The Company will be required to withhold income tax with respect to income reportable pursuant to Code Section 83 by an optionholder. The basis of the shares acquired by an optionholder will be equal to the option price of those shares plus any income recognized pursuant to Code Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date of the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.

  Deductibility of Executive Compensation

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises on non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

OTHER EMPLOYEE BENEFIT PLANS

     In 1983, the Board of Directors and the Company's stockholders adopted an incentive stock option plan in order to provide for the grant of options to employees to purchase shares of Common Stock that qualified as "incentive stock options" under Section 422A of the Internal Revenue Code of 1954, as amended. The incentive stock option plan originally provided for the issuance of options to purchase a total of 100,000 shares of Common Stock. On January 7, 1984, the Board of Directors approved, and on May 5, 1984, the stockholders ratified, the reservation of an additional 120,000 shares of Common Stock for issuance upon the exercise of options under the incentive stock option plan.

     On February 2, 1987, the Board of Directors approved, and on May 2, 1987, the stockholders ratified, a Plan of Modification to the incentive stock option plan in order to allow the Company certain tax deductions which were not allowed under the incentive stock option plan. The Plan of Modification converted the incentive stock option plan to a non-qualified stock option plan (the "Non-Qualified Plan") and effected a re-grant of all options previously granted under the incentive stock option plan. The original vesting schedules for previously granted options were not affected by the re-grant. On April 22, 1988, the Board of Directors approved the reservation of an additional 150,000 shares of Common Stock for issuance upon the exercise of options under the Non-Qualified Plan, thereby increasing the total number of shares subject to the Non-Qualified Plan to 370,000.

     On April 3, 1989, the Board of Directors approved, and on May 6, 1989, the stockholders ratified, the adoption of an incentive stock option plan (the "ISO Plan") to provide for the grant of options to key executive, managerial or supervisory employees or other employees who are deemed by the Board of Directors to have performed extraordinary services to the Company, which options will qualify for the tax benefits accorded "incentive stock options" as defined in Section 422A of the Code. The Board of Directors also approved an amendment to the Company's Non-Qualified Plan on April 3, 1989 to provide that the Company's directors who are not employees of the Company, and thus not eligible to receive incentive stock options under the ISO Plan ("Unaffiliated Directors"), would be eligible to receive options under the Non-Qualified Plan.

     In connection with the adoption of the ISO Plan, all existing options under the Non-Qualified Plan granted prior to April 3, 1989 were permitted to be exchanged for incentive stock options under the ISO Plan at the option of the holder. Subsequent to the adoption of the ISO Plan, the number of shares reserved for issuance under the Non-Qualified Plan was reduced from 370,000 to 150,000. In July 1990, however, the number of shares reserved for issuance under the Non-Qualified Plan was increased to 565,000 in order to grant options to Messrs. Close, Subramanian, Bonham, and other management employees in connection with their employment by the Company and in May 1991, the number of shares reserved for issuance under the Non-Qualified Plan was again increased to 685,000. A maximum of 500,000 shares of Common Stock was reserved for issuance upon exercise of options granted under the ISO Plan. The Non-Qualified Plan and the ISO Plan together are referred to herein as the "Stock Option Plans."

     The purpose of the Stock Option Plans is to aid the Company in attracting and retaining directors and employees and to provide such persons with an incentive to purchase a proprietary interest in the Company in order to create an increased personal interest in the Company's continued success and progress, thereby motivating them to exert their best efforts on behalf of the Company. The Stock Option Plans are administered by the Board of Directors, which has the sole authority and discretion to select employees to participate in the Stock Option Plans, to grant options under the Stock Option Plans, to specify the terms and conditions of the options (within the limitations of the Stock Option Plans), and otherwise to interpret and construe the terms and provisions of the Stock Option Plans and any agreements governing options granted under the Stock Option Plans. The Stock Option Plans authorize the Board of Directors to delegate its administrative authority and discretion under the Stock Option Plans to the Compensation Committee of the Board of Directors.

     The exercise price of any options granted under the ISO Plan may not be less than 100% of the fair market value of shares of the Common Stock at the time the option is granted (or, for incentive stock options granted to a person who, at the time of the grant, is the beneficial owner of more than 10% of the combined voting power of all classes of voting stock then outstanding of the Company or any parent or subsidiary of the Company (a "10% Beneficial Owner"), not less than 110% of the fair market value of the Common Stock at the date of grant). All options granted under the ISO Plan expire ten years from the date of grant (five years in the case of a 10% Beneficial Owner), unless an earlier expiration date is provided in the option agreement. The term of each option granted under the Non-Qualified Plan is fixed by the Board of Directors or the Compensation Committee at the date of grant. Options granted under the Stock Option Plans are non-transferable by the optionholder, otherwise than by will or the laws of descent and distribution, and are exercisable during the optionholder's lifetime only by the optionholder, or in the event of the death of the optionholder, by a person who acquires the right to exercise the option by the laws of descent and distribution.

     Only key executive, managerial or supervisory employees of Cerprobe, including directors who also are full time employees, and other employees who are deemed by the Board of Directors to have performed extraordinary services to the Company, are eligible to receive options granted under the ISO Plan. Although all employees of Cerprobe are eligible to receive options under the Non-Qualified Plan, the Board of Directors intends to grant options under the Non-Qualified Plan primarily to the Company's Unaffiliated Directors.

     The Stock Option Plans authorize the Board of Directors to amend the Stock Option Plans without stockholder approval whenever the Board of Directors deems an amendment proper and in the best interests of the Company. However, the Board of Directors may not amend the ISO Plan or otherwise take any action with respect to the ISO Plan which would prevent any option granted under the ISO Plan from qualifying as an "incentive stock option" within the meaning of
Section 422A of the Code. Moreover, the Board of Directors may not, without stockholder approval, increase the aggregate number of shares of the Common Stock which are subject to the ISO Plan, reduce the exercise price at which options may be granted under the ISO Plan or at which any outstanding option may be exercised, or extend the term of the ISO Plan. Unless previously terminated by the Board of Directors, the ISO Plan will terminate on April 3, 1999.

     As a result of the adoption of the ISO Plan on April 3, 1989, all options granted under the Non-Qualified Plan prior to April 3, 1989 (which had not previously been canceled) were permitted to be exchanged for options under the ISO Plan at the option of the holder; provided, however, that no options granted under the ISO Plan in exchange for options previously granted under the Non-Qualified Plan were permitted to be issued at a price that was less than 100% of the fair market value of the Common Stock at the time of the exchange and re-grant (or, for incentive stock options granted to a 10% Beneficial Owner, not less than 110% of the fair market value of the Cerprobe Common Stock at the date of the exchange and re-grant). Such options generally are exercisable over a three year period, with one-third exercisable on the date of grant and an additional one-third to become exercisable on each anniversary of the date of grant. For certain information regarding options for Named Officers, see "Options Grants in Last Fiscal Year" and "Option Holdings".

     As of April 10, 1998, 900,100 shares of Common Stock have been issued upon exercise of options granted pursuant to the Stock Option Plans, and there were outstanding options to acquire 262,566 shares of Common Stock under the Stock Option Plans.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for reviewing and recommending for approval by the Board of Directors the Company's executive compensation policies and practices and all elements of compensation for the Company's executive officers. The Committee is comprised exclusively of independent, non-employee directors. During the fiscal year ended December 31, 1997, the Committee consisted of Ross J. Mangano, Donald
F. Walter, and Kenneth W. Miller.

  Philosophy

     The Company's compensation philosophy is that total cash compensation should vary with the performance of the Company, and that any long-term compensation should be closely aligned with the interests of the stockholders. The compensation package for each executive officer is comprised of three elements: (i) base salary that is designed primarily to be competitive with salary levels in the Company's industry and that reflects individual performance; (ii) annual cash bonus that is tied to the Company's achievement of financial performance targets and, in some cases, nonfinancial objectives; and (iii) long-term stock-based incentive awards that aid in the retention of the executive officer and align the officer's interests with those of the stockholders. As an executive officer's level of responsibility increases, it is the intent of the Company to have a greater portion of the executive officer's total compensation be dependent upon Company performance and stock appreciation rather than base salary.

  Base Salary

     For comparative compensation purposes for the 1997 fiscal year, the Committee engaged an independent compensation consultant to review and summarize the compensation practices of similar sized businesses in the high technology and electronics industries based upon published 1995-1996 data. The Committee also considered other available executive compensation surveys generally based upon 1995-1996 data and compensation recommendations provided by the Chief Executive Officer for all executive officers except himself. The base salary for each officer is determined on the basis of the above comparative industry salaries, the experience and personal performance of the officer, and internal comparability considerations. The weight given to each of these factors differs from officer to officer, as the Committee deems appropriate. For each executive officer, the Committee seeks to establish a base salary that is at or close to the median salary paid to similarly situated industry executives.

  Annual Cash Bonus

     Annual discretionary bonuses are designed to provide incentive compensation to executive officers who contribute substantially to the success of the Company. The bonuses are intended to maintain a strong link between the Company's financial performance and enhanced stockholder value by rewarding results that exceed industry averages. Financial performance targets and non-financial objectives are established for each fiscal year. For fiscal year 1997, bonuses were earned on the basis of the Company's earnings compared to the prior fiscal year; the achievement of strategic objectives primarily related to international operations, integration of acquired companies, and the establishment of strategic alliances; the success of the Company's second public stock offering; and the personal performance level of the executive officer. A portion of the Company's pre-tax earnings for the 1997 fiscal year was accordingly set aside under a bonus pool throughout the year as targets and objectives were met. Each executive officer was awarded a share of that pool on the basis of his performance for the year, the responsibilities assigned to him, and his relative position in the Company.

  Long-Term Incentive Compensation

     Long-term incentives are provided through stock option grants. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each executive officer with significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). Each option generally becomes exercisable in annual installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the market price of the underlying shares appreciates over the option term. The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based upon the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to executives in similar positions within the industry, the executive's potential for increased responsibility and promotion over the option term, and the executive officer's personal performance in recent periods. The Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that executive. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

  Benefits

     The Company provides various employee benefit programs to its executive officers, including medical and life insurance benefits, an employee 401(k) retirement savings plan, and short- and long-term disability insurance. These programs are generally available to all employees of the Company.

  Chief Executive Officer Compensation

     The Committee considered the same factors outlined above for other executive officers in setting the fiscal year 1997 base salary and other compensation of C. Zane Close, the Company's President and Chief Executive Officer. In setting Mr. Close's compensation, the Committee sought to achieve two objectives: (i) establish a level of base salary competitive with that paid to other chief executive officers of similar sized companies within the industry and (ii) make a significant percentage of the total compensation package contingent upon Company performance and stock appreciation. The base salary established for Mr. Close is intended to provide him with a level of stability and certainty each year, and accordingly, it is not affected to any significant degree by Company performance factors. Mr. Close's base salary for fiscal year 1997 was approximately $200,000 and was generally in the fiftieth (50th) percentile of the base salary levels in effect for other chief executive officers of similar sized companies within the industry. The Company paid to Mr. Close a bonus of $185,716 for the fiscal year 1997. A stock option for an additional 60,000 shares of Common Stock was granted to Mr. Close at an option price of $10.25, the closing price on the date of the grant on May 1, 1997. Such option is exercisable over four years, in five successive equal installments measured from the date of the grant, with the first installment exercisable on the date of the grant and each successive installment exercisable annually thereafter until fully vested. The option also included an acceleration feature such that if the share price of the Company's Common Stock attained target levels of $15, $20, $30, and $35 averaged over a 30-day period, vesting would occur with respect to 25%, 50%, 75%, and 100%, respectively, of the 60,000 shares underlying such option.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of any publicly held company's chief executive officer and four other most highly compensated executive officers. The compensation paid to the Company's executive officers for the 1997 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the compensation to be paid to the Company's executive officers for fiscal 1998 will exceed that limit. The Company's 1995 Plan is structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option under the 1995 Plan will qualify as performance-based compensation, which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                          Members of the Compensation Committee

                                          Ross J. Mangano
                                          Kenneth W. Miller
                                          Donald F. Walter

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1997, the Compensation Committee consisted of Messrs. Mangano, Miller, and Walter, non-employee directors of the Company.

                           COMPANY PERFORMANCE GRAPH

     The following graph compares cumulative stockholder returns (change in stock price plus reinvestment of dividends) for the five years ended December 31, 1997 for (i) the Company's Common Stock; (ii) the Hambrecht & Quest Semiconductor Index; and (iii) the Nasdaq Stock Market (US) Index. The graph assumes an investment of $100 on December 31, 1992. The performance shown is not necessarily indicative of future performance.

                                                              H & Q           Nasdaq Stock
        Measurement Period              Cerprobe          Semiconductor        Market (US)
      (Fiscal Year Covered)            Corporation            Index               Index
Dec-92                                     100                 100                 100
Dec-93                                     240                 148                 115
Dec-94                                     176                 182                 112
Dec-95                                     556                 356                 159
Dec-96                                     460                 328                 195
Dec-97                                     548                 253                 240

       COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms filed with the SEC.

     Based solely on the Company's review of the copies of such forms received by it during the fiscal year ended December 31, 1997, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 10, 1998 by (i) each director and each nominee for director; (ii) each Named Officer set forth in the Summary Compensation Table under the section entitled "Executive Compensation";
(iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock. The information as to beneficial ownership is based upon statements furnished to the Company by such persons.

NAME AND ADDRESS                                                AMOUNT AND NATURE           PERCENT OF
OF BENEFICIAL OWNER(1)                                      OF BENEFICIAL OWNERSHIP(2)       CLASS(3)
----------------------                                      --------------------------      ----------
Directors and Named Officers
  Ross J. Mangano.........................................            469,201(4)               5.77%
  C. Zane Close...........................................            113,600(5)               1.38%
  William A. Fresh........................................            252,698(6)               3.11%
  Kenneth W. Miller.......................................            155,901(7)               1.92%
  Donald F. Walter........................................             21,401(8)                  *
  Eswar Subramanian.......................................            143,900(9)               1.76%
  Michael K. Bonham.......................................             94,200(10)              1.15%
  Randal L. Buness........................................             30,000(11)                 *

  All directors and executive officers as a group (eight
     persons).............................................          1,280,901(12)             15.17%
Non-management 5% Stockholders
  Warburg, Pincus Asset Management, Inc...................            407,300(13)              5.02%

---------------
  *  Less than 1%.

 (1) Each director, nominee and officer of the Company may be reached through the Company at 1150 North Fiesta Boulevard, Gilbert, Arizona 85233-2237.

 (2) Unless otherwise indicated, and subject to community property laws where applicable, all shares are owned of record by the persons named and the beneficial ownership consists of sole voting power and sole investment power.

 (3) The percentages shown include the shares of Common Stock actually owned as of April 10, 1998 and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of April 10, 1998 pursuant to the exercise of stock options. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of April 10, 1998 upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

 (4) Includes 20,000 shares in the name of Nat & Co voted pursuant to a power of attorney, 21,300 shares in the name of Oliver & Company voted pursuant to a power of attorney, 90,000 shares in the name of Millie M. Cunningham voted pursuant to a power of attorney, 280,200 shares held in the name of Troon & Co., Ross J. Mangano, et al., Trustees for which Mr. Mangano serves as a trustee, and 25,401 shares that Mr. Mangano has the right to acquire pursuant to the exercise of options.

 (5) Includes 102,000 shares that Mr. Close has the right to acquire pursuant to the exercise of options.

 (6) Includes 135,200 shares held by WAF Investment Company, a company 100% owned by Mr. Fresh and his wife, 50,977 shares held by The William A. and Reva Luana Fresh Charitable Remainder Unitrust, and 5,401 shares that Mr. Fresh has the right to acquire pursuant to the exercise of options.

 (7) Includes 70,500 shares held by U.S. Trust Company of California, N.A., as trustee for the Kenneth W. Miller Charitable Remainder Unitrust. Mr. Miller disclaims beneficial ownership with respect to these shares. Also includes 25,401 shares that Mr. Miller has the right to acquire pursuant to the exercise of options.

 (8) Includes 20,401 shares that Mr. Walter has the right to acquire pursuant to the exercise of options.

 (9) Includes 68,000 shares that Mr. Subramanian has the right to acquire pursuant to the exercise of options.

(10) Includes 62,500 shares that Mr. Bonham has the right to acquire pursuant to the exercise of options.

(11) Includes 28,000 shares that Mr. Buness has the right to acquire pursuant to the exercise of options.

(12) Includes 337,104 shares that members of the group had the right to acquire as of April 10, 1998 or within 60 days of April 10, 1998, pursuant to the exercise of stock options.

(13) Warburg, Pincus Asset Management, Inc. serves as Investment Advisor to various fiduciary accounts. Of the 407,300 shares, Warburg Pincus Asset Management, Inc. has sole power to vote 104,100 shares, shared power to vote 269,800 shares, and sole power to dispose 407,300 shares. The address of Warburg, Pincus Asset Management, Inc. is 466 Lexington Avenue, New York, New York 10017.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Under the rules of the Securities and Exchange Commission (the "Commission"), any proposal that a stockholder intends to have presented at the Company's 1999 Annual Meeting must be received by the Company no later than December 26, 1998 in order to be included in the proxy statement and form of proxy relating to such meeting. Any proposal that is submitted should be addressed to the attention of the Secretary of the Company and must be accompanied by the notice required by the rules of the Commission and must otherwise comply with such rules.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.

Dated: April 25, 1998

                                   APPENDIX A


                  SECOND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              CERPROBE CORPORATION


                  1. The name of the corporation is CERPROBE CORPORATION (which is hereinafter referred to as the "Corporation").

                  2. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 23, 1987, under the name CERPROBE CORPORATION.

                  3. This Second restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, duly adopted by the stockholders of the Corporation at a meeting duly called, and duly executed and acknowledged by the officers of the Corporation in accordance with the provisions of Sections 103 and 245 of the General Corporation Law of the State of Delaware, and restates and integrates the provisions of the Certificate of Incorporation of the Corporation and, upon filing with the Secretary of State in accordance with
Section 103, shall thenceforth supersede the Certificate of Incorporation and all amendments thereto, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Certificate of Incorporation of the Corporation.

                  4. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:


                                    ARTICLE I

                                      NAME

           The name of the Corporation shall be Cerprobe Corporation.


                                   ARTICLE II

                                     ADDRESS

                  The registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the Corporation's registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

                                   ARTICLE III

                                     PURPOSE

                  The purpose for which this Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Delaware, as may be amended from time to time.


                                   ARTICLE IV

                                      STOCK

                  The Corporation shall have the authority to issue twenty-five million (25,000,000) shares of Common Stock. The par value of each share of Common Stock shall be 5/100 Dollar ($0.05). The Corporation shall have the authority to issue ten million (10,000,000) shares of Preferred Stock. The par value of each share of Preferred Stock shall be 5/100 Dollar ($0.05).

                                   Section 1.

                  Common Stock. The Board of Directors of the Corporation may, from time to time, distribute on a pro rata basis to its Common Stock shareholders, out of the capital surplus of the Corporation, a portion of its assets, in cash or property.

                  The Board of Directors of the Corporation may, from time to time, cause the Corporation to purchase its own Common Stock shares to the extent of the unreserved and unrestricted earned and capital surplus of the Corporation.

                  The Corporation may issue rights and options to purchase shares of Common Stock of the Corporation to Directors, Officers or employees of the Corporation or any affiliate thereof, and no shareholder approval or ratification of any such issuance of rights and options shall be required.

                                   Section 2.

                  Preferred Stock. The Corporation shall have authority to issue its Preferred Stock in series. The Board of Directors is vested with authority to establish and designate series and to fix the number of shares to be included in each such series and the relative rights, preferences and limitations of each such series, subject to the provisions set forth below. If the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable in such distribution if all sums payable were discharged in full. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

                           a.       The number of shares constituting that
series and the distinctive designation of that series;

                           b.       The dividend rate on the shares of that
series, whether dividends shall be cumulative, and, if so, from which date or dates;

                           c.       Whether that series shall participate in
unlimited dividend rights, and, if so, the extent of such participation;

                           d.       Whether that series shall have voting
rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights, including whether it shall vote as a separate series, or with other series of Preferred Stock, or as one class with the holders of Common Stock, with or without other series of Preferred Stock, and whether differently as to different matters, or any combination of the foregoing;

                           e.       Whether that series shall have conversion
privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                           f.       Whether or not the shares of that series
shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                           g.       The amounts payable on the shares of that
series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                           h.       Any other relative rights, preferences and
limitations of that series.

                  Dividends on outstanding Preferred Stock of each series shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the Common Stock with respect to the same dividend period.

                  Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive out of the assets of the Corporation, before any distribution shall be made to the holders of the Common Stock, the amounts determined to be payable on the Preferred Stock of each series in the event of voluntary or involuntary liquidation.

                  No holder of Preferred Stock shall be entitled to any preemptive rights.

                  The Corporation may issue rights and options to purchase shares of Preferred Stock of the Corporation to Directors, Officers or employees of the Corporation or any affiliate thereof, and no shareholder approval or ratification of any such issuance of rights and options shall be required.

                                   Section 3.

                  Cumulative Voting. At all elections of directors of the Corporation, or at elections held under specified circumstances, each holder of stock or of any class or classes or of a series or series thereof shall be entitled to as many votes as shall equal the number of votes which he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

                                    ARTICLE V

                               BOARD OF DIRECTORS

                  The number of persons to serve on the Board of Directors shall be fixed by the Bylaws.

                                   ARTICLE VI

                                 INDEMNIFICATION

                                   Section 1.

                  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

                  Any repeal or modification of the foregoing paragraph by the stockholder of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   Section 2.

                           a.       Right to Indemnification.  Each person who
was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "Indemnitee"), whether the basis of such Proceeding is an alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such Proceeding in advance of its final disposition (hereinafter an "Advancement of Expenses"); provided, however, that, if the Delaware General Corporation Law requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (hereinafter and "Undertaking").

                           b.       Right of Indemnitee to Bring Suit.  If a
claim under paragraph (a) of this Section is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon final adjudication that, the Indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Section or otherwise shall be on the Corporation.

                           c.       Non-Exclusivity of Rights.  The rights to
indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

                           d.       Insurance.  The Corporation may maintain
insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                           e.       Indemnification of Agents of the
Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.


                                   ARTICLE VII

                              ELECTION OF DIRECTORS

                  All elections of Directors will be by ballot vote where a ballot vote is demanded by any person entitled to vote prior to the time the voting begins; otherwise, a voice vote will suffice.


                                  ARTICLE VIII

                               AMENDMENT OF BYLAWS

                  The Bylaws may be altered, amended, repealed or temporarily or permanently suspended, in whole or in part, or new bylaws adopted by the action of the Board of Directors or the Stockholders, in accordance with the provisions set forth below:

                                   Section 1.

                  By Action of the Board of Directors. The Bylaws may be altered, amended, repealed or temporarily or permanently suspended, in whole or in part, or new bylaws adopted by the action of the Board of Directors only upon the affirmative vote of a majority of the entire Board of Directors. Such vote may be taken at any annual, regular or special meeting of the Board of Directors if notice of such alteration, amendment, repeal or adoption of the new bylaws shall be contained in the notice of such annual, regular or special meeting.

                                   Section 2.

                  By Action of the Stockholders. The Bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders only (i) upon the affirmative vote as to all the stock held by the holders of not less than eighty percent (80%) of the Outstanding Voting Shares and (ii) by a Majority of Stockholders. Such vote may be taken at any annual or special meeting of the stockholders if notice of such alteration, amendment, repeal or adoption of the new bylaws shall be contained in the notice of such annual or special meeting.

                                   ARTICLE IX

                  BOARD CONSIDERATIONS UPON SIGNIFICANT EVENTS

                  The Board, when evaluating any (A) tender offer or invitation for tenders, or proposal to make a tender offer or request or invitation for tenders, by another party, for any equity security of the Corporation, or (B) proposal or offer by another party to (1) merge or consolidate the Corporation or any subsidiary with another corporation or other entity, (2) purchase or otherwise acquire all or a substantial portion of the properties or assets of the Corporation or any subsidiary, or sell or otherwise dispose of to the Corporation or any subsidiary all or a substantial portion of the properties or assets of such other party, or (3) liquidate, dissolve, reclassify the securities of, declare an extraordinary dividend of, recapitalize or reorganize the Corporation, shall take into account all factors that the Board deems relevant, including, without limitation, to the extent so deemed relevant, the potential impact on employees, customers, suppliers, partners, joint venturers and other constituents of the Corporation and the communities in which the Corporation operates.

                  In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this Second restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article IX must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article XII), voting together as a single class.


                                    ARTICLE X

                  Notwithstanding anything to the contrary contained in the Corporation's Bylaws, the Corporation elects to be governed by Section 203 of the Delaware General Corporation Law.

                  In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this Second restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article X must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article XII), voting together as a single class.


                                   ARTICLE XI

                               STOCKHOLDER CONSENT

                  No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board.

                  In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this Second restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article XI must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article XII), voting together as a single class.


                                   ARTICLE XII

                        BUSINESS COMBINATIONS; FAIR PRICE

                  A. In addition to any affirmative vote required by law or this Second restated Certificate of Incorporation, and except as otherwise expressly provided in paragraph B of this Article XII:

                           1. any merger or consolidation of the Corporation or
                  any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined), or (b) any other corporation, partnership or other entity (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder other than a merger enacted in accordance with Section 253 of the Delaware General Corporation Law or any successor thereof; or

                           2. any sale, lease, exchange, mortgage, pledge,
                  transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, including all Affiliates of the Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of ten million dollars ($10,000,000) or more; or

                           3. the issuance or transfer by the Corporation or any
                  Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder, including all Affiliates of the Interested Stockholder, in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of ten million dollars ($10,000,000) or more (other than on a pro rata basis to all holders of Voting Stock of the same class held by the Interested Stockholder pursuant to a stock split, stock dividend or distribution of warrants or rights and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation of any of its subsidiaries which securities have been distributed pro rata to all holders of Voting Stock); or

                           4. the adoption of any plan or proposal for the
                  liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliates of an Interested Stockholder; or

                           5. any reclassification of securities (including any
                  reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not an Interested Stockholder is a party thereto) which has the effect, directly or indirectly, of increasing the proportionate share by more than one percent (1%) of the issued and outstanding shares of any class of equity or convertible securities of the Corporation or any

                  Subsidiary which are directly or indirectly owned by any Interested Stockholder or one or more Affiliates of the Interested Stockholder;

shall require the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of the then issued and outstanding Voting Stock, as hereinafter defined, voting together as a single class, including the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of the then issued and outstanding Voting Stock not Beneficially Owned directly or indirectly by an Interested Stockholder or any Affiliate of any Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be permitted, by law or in any agreement with any national securities exchange or otherwise.

                  B. The provisions of Section A of this Article XII shall not be applicable to any particular Business Combination (as hereinafter defined), and such Business Combination shall require only such affirmative vote as is required by law or any other provision of this Second restated Certificate of Incorporation, if the conditions specified in either of the following paragraph 1 or 2 are met:

                           1.       the Business Combination shall have been
approved by a majority of the Continuing Directors (as hereinafter defined); or

                           2.       all of the following price and procedural
conditions shall have been met:

                                    (a) the aggregate amount of the cash and the
                  Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination of consideration other than cash, to be received per share by the holders of Common Stock in such Business Combination, shall be at least equal to the highest of the following:

                                            (i) (if applicable) the highest per
                           share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it (A) within the two (2) year period immediately prior to the first public announcement of the proposal of such Business Combination (the "Announcement Date"), or (B) in the transaction in which it became an Interested Stockholder, whichever is higher;

                                            (ii) the Fair Market Value per share
                           of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher; and

                                            (iii) (if applicable) the price per
                           share equal to the Fair Market Value per share of Common Stock determined pursuant to paragraph 2(a)(ii) above, multiplied by the ratio of (A) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
                           fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two
                           (2) year period immediately prior to the Announcement Date to (B) the Fair Market Value per share of Common Stock on the first day in such two (2) year period upon which the Interested Stockholder acquired any shares of Common Stock; and

                                    (b) the aggregate amount of the cash and the
                  Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class, other than Common Stock or Excluded Preferred Stock, of issued and outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph 2(b) shall be required to be met with respect to every such class of issued and outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

                                            (i) (if applicable) the highest per
                           share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (A) within the two (2) year period immediately prior to the Announcement Date, or (B) in the transaction in which it became an Interested Stockholder, whichever is higher;

                                            (ii) (if applicable) the highest
                           preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                                            (iii) the Fair Market Value per
                           share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

                                            (iv) (if applicable) the price per
                           share equal to the Fair Market Value per share of such class of Voting Stock determined pursuant to paragraph 2(b)(iii) above, multiplied by the ratio of
                           (A) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it within the two (2) year period immediately prior to the Announcement Date to (B) the Fair Market Value per share of such class of Voting Stock on the first day in such two (2) year period upon which the Interested Stockholder acquired any shares of such class of Voting Stock; and

                                    (c) the consideration to be received by
                  holders of a particular class of issued and outstanding Voting Stock (including Common Stock and other than Excluded Preferred Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock (if the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it); and

                                    (d) after such Interested Stockholder has
                  become an Interested Stockholder and prior to the consummation of such Business Combination: (i) there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any issued and outstanding preferred stock, except as approved by a majority of the Continuing Directors; (ii) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; (iii) there shall have been an increase in the annual rate of dividends as necessary fully to reflect any recapitalization (including any reverse stock split), reorganization or any similar reorganization which has the effect of reducing the number of issued and outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (iv) such Interested Stockholder shall not have become the Beneficial Owner of any additional Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder; and

                                    (e) after such Interested Stockholder has
                  become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and

                                    (f) a proxy or information statement
                  describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be marked pursuant to such Act or subsequent provisions).

                  C. For purposes of this Article XII the following terms shall have the following meanings:

                           1.       "Affiliate" or "Associate" shall have the
respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on June 21, 1996.

                           2.       "Beneficial Owner" shall have the meaning
ascribed to such term in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as in effect on June 21, 1996. In addition, a Person shall be the "Beneficial Owner" of any Voting Stock which such Person or any of its Affiliates or Associates has: (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (b) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the Beneficial Owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of the stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate of Associate is otherwise deemed the Beneficial Owner).

                           3.       "Business Combination" shall mean any
transaction described in any one or more of clauses (1) through (5) of Section A of this Article XII.

                           4.       "Continuing Director" shall mean any member
of the Board who is unaffiliated with and is not the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors then on the Board.

                           5.       "Excluded Preferred Stock" means any series
of Preferred Stock with respect to which a majority of the Continuing Directors have approved a Preferred Stock Designation creating such series that expressly provides that the provisions of this Article XII shall not apply.

                           6.       "Fair Market Value" shall mean:  (a) in the
case of stock, the highest closing sale price during the thirty (30) day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange listed stocks, or, if such stock is not quoted on the composite tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty (30) day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use in its stead, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board in accordance with Section D of this Article XII; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board in accordance with Section D of this Article XII.

                           7.       "Interested Stockholder" shall mean any
Person to or which:

                                    (a) itself, or along with its Affiliates, is
                  the Beneficial Owner, directly or indirectly, of more than fifteen percent (15%) of the then issued and outstanding Voting Stock; or

                                    (b) is an Affiliate of the Corporation and
                  at any time within the two (2) year period immediately prior to the date in question was itself, or along with its Affiliates, the Beneficial Owner, directly or indirectly, of fifteen percent (15%) or more of the then issued and outstanding Voting Stock; or

                                    (c) is an assignee of or has otherwise
                  succeeded to any Voting Stock which was at any time within the two (2) year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                  For the purpose of determining whether a Person is an Interested Stockholder pursuant to paragraph 7 of this Section C, the number of shares of Voting Stock deemed to be issued and outstanding shall include shares deemed owned through application of paragraph 2 of this Section C but shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

                  Notwithstanding anything to the contrary contained in this Second restated Certificate of Incorporation, for purposes of this Second restated Certificate of Incorporation, the term "Interested Stockholder" shall not, for any purpose, include, and the provisions of Article XII(A) hereof shall not apply to: (a) the Corporation or any Subsidiary; or (b) any employee stock ownership plan of the Corporation or any Subsidiary.

                           8.       In the event of any Business Combination in
which the Corporation survives, the phrase "other consideration to be received" as used in paragraphs 2(a) and (b) and paragraph B of this Article XII shall include the shares of Common Stock and/or the shares of any other class of issued and outstanding Voting Stock retained by the holders of such shares.

                           9.       "Person" shall mean any individual, firm,
corporation, partnership or other entity.

                           10.      "Subsidiary" shall mean any corporation or
other entity of which the Corporation owns, directly or indirectly, securities that enable the Corporation to elect a majority of the board of directors or other persons performing similar functions of such corporation or entity or that otherwise give to the Corporation the power to control such corporation or entity.

                           11.      "Voting Stock" means all issued and
outstanding shares of capital stock of the Corporation that pursuant to or in accordance with this Second restated Certificate of Incorporation are entitled to vote generally in the election of directors of the Corporation, and each reference herein, where appropriate, to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the voting power of such shares entitled to vote. The issued and outstanding shares of Voting Stock shall not include any shares of Voting Stock that may be issuable pursuant to any agreement, or upon the exercise or conversion of any rights, warrants or options or otherwise.

                  D. The Continuing Directors of the Corporation shall have the power and duty to determine for the purposes of this Article XII, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article XII, including, without limitation: (i) whether a Person is an Interested Stockholder; (ii) the number of shares of Voting Stock beneficially owned by any Person; (iii) whether a Person is an Affiliate or Associate of another; (iv) whether the applicable conditions set forth in paragraph 2 of paragraph B of this Article XII have been met with respect to any Business Combination; (v) the Fair Market Value of stock or other property in accordance with paragraph 6 of paragraph C of this Article XII; and
(vi) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of ten million dollars ($10,000,000) or more.

                  E. Nothing contained in this Article XII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                  F. In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this Second restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article XII must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock, voting together as a single class.

                  IN WITNESS WHEREOF, this Second restated Certificate of Incorporation has been signed this ____ day of May 1998.

                                                    CERPROBE CORPORATION



                                                By:
                                                    ________________________
                                                    C. Zane Close, President

                                   APPENDIX B

                              CERPROBE CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                    PURPOSE

     1.1 NAME. This Stock Purchase Plan shall be known as the Cerprobe Corporation 1997 Employee Stock Purchase Plan (the "Plan").

     1.2 PURPOSE. The Plan is intended to provide a method whereby employees of Cerprobe Corporation, a Delaware corporation, and each Subsidiary Corporation that has agreed, with Cerprobe's Corporation's consent, to participate in the Plan (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

     1.3 QUALIFICATIONS. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II

                                  DEFINITIONS

     2.1 BASE PAY. "Base Pay" shall mean regular straight-time earnings excluding payments for overtime, shift premium bonuses, "skill-based" pay and other special payments, commissions (unless such commissions represent the primary source of compensation, as determined by the Committee) and other marketing incentive payments.

     2.2 COMMITTEE. "Committee" shall mean the individuals described in Article XI.

     2.3 EMPLOYEE. "Employee" shall mean any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

     2.4 STOCK. "Stock" shall mean the Common Stock of the Company, par value five cents ($.05).

     2.5 SUBSIDIARY CORPORATION. "Subsidiary Corporation" shall mean any present or future corporation that (i) is a "subsidiary corporation," as that term is defined in Code section 424(f), of Cerprobe Corporation and (ii) is designated as a participant in the Plan by the Committee.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

     3.1 INITIAL ELIGIBILITY. Any Employee who has completed one year of continuous employment and is employed by the Company on the date such Employee's participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence on or after such one year employment period has concluded.

     3.2 LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and, except as otherwise provided by the Committee and unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day, such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

     3.3 RESTRICTIONS ON PARTICIPATION. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

          (a) if, immediately after the grant, such Employee would own Stock and/or hold outstanding options to purchase Stock that would cause the Employee to possess five percent or more of the total combined voting power or value of all classes of Stock of the Company (for purposes of this paragraph, the rules of section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

          (b) which permits such Employee's rights to purchase Stock under all Employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     3.4 COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a participant by completing the enrollment forms prescribed by the Committee (including a purchase agreement and a payroll deduction authorization) and filing such forms with the designated office of the Company prior to the Offering Commencement Date for the next scheduled Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the next scheduled Offering Commencement Date when such Employee's authorization for a payroll deduction becomes effective and shall continue in effect for the term of this Plan, except to the extent such payroll deduction is changed in accordance with this Section 3.4, or terminated in accordance with Article VIII. The participant may, at any time, increase or decrease the rate of the participant's payroll deduction by filing the appropriate form with the designated office of the Company. The new rate of payroll deduction shall become effective as of the next applicable Offering Commencement Date.

                                   ARTICLE IV

                                   OFFERINGS

     4.1 OFFERINGS. The Plan will be implemented by a series of successive six-month offerings of the Company's Stock (the "Offerings"), the first Offering beginning on January 1, 1998 and ending June 30, 1998. As used in the Plan, "Offering Commencement Date" means, in the case of the first Offering, January 1, 1998, and in the case of subsequent Offerings, the July 1 or January 1, as the case may be, on which the particular Offering begins. The term "Offering Termination Date" means the June 30 or December 31, as the case may be, on which the particular Offering terminates.

                                   ARTICLE V

                               PAYROLL DEDUCTIONS

     5.1 AMOUNT OF DEDUCTION. At the time an Employee files an authorization for payroll deduction and becomes a participant in the Plan, the Employee shall elect to have deductions made from the Employee's pay on each payday during the time the Employee is a participant in an Offering. The deductions shall be at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9, or 10 percent of such Employee's Base Pay in effect during such Offering; provided however, that prior to any Offering Commencement Date, the Committee shall have the discretion to limit deductions to less than 10 percent (but no less than 5 percent) for any Offering.

     5.2 CALCULATION OF BASE PAY. An Employee's Base Pay during the period of an Offering shall be determined by multiplying such Employee's normal weekly rate of pay (as in effect on the last day prior to an Offering Commencement
Date) by 26 or the Employee's normal hourly rate of pay by 1,040. In the case of an Employee designated by the Company as "part-time," such Employee's Base Pay during the period of an Offering shall be assumed to be 20 hours per week. In calculating an Employee's normal weekly rate of pay under this Section 5.2, retroactive adjustments occurring during an Offering which are retroactive to the last day prior to the Commencement Date of that particular Offering shall be taken into account. In addition, if a participant's Base Pay includes commissions, the Committee may set such Employee's Base Pay based upon averages and standards as determined in the discretion of the Committee.

     5.3 PARTICIPANT ACCOUNTS. All payroll deductions made for a participant shall be credited to such Employee's account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.5.

     5.4 CHANGES IN PAYROLL DEDUCTIONS. A participant may discontinue participation in the Plan, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of such participant's payroll deductions for that Offering. Upon a participant's discontinuance of contributions, the participant may elect to either withdraw as provided in
Article VIII or retain amounts in the participant's account in the Plan, which shall be used to purchase Stock at the end of the Offering Period.

     5.5 LEAVE OF ABSENCE. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in such participant's account pursuant to Section 8.1 hereof; (b) to discontinue contributions to the Plan but remain a participant in the Plan; or (c) to remain a participant in the Plan during such leave of absence, to authorize deductions to be made from payments by the Company to the participant during such leave of absence and to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                                   ARTICLE VI

                               GRANTING OF OPTION

     6.1 NUMBER OF OPTION SHARES. On each Offering Commencement Date, a participating Employee shall be deemed to have been granted an option to purchase the number of shares of the Company's Stock that may be purchased at the purchase price specified in Section 6.2 with the aggregate amount contributed by the Employee during the Offering; provided that the number of shares of the Company's Stock subject to the Employees' option for any Offering shall not exceed the number derived by dividing $12,500 by 100% of the closing price of the Stock on the applicable Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

     6.2 OPTION PRICE. The option price of Stock purchased with payroll deductions made during each Offering to a participant therein shall be the lesser of (i) 85 percent of the closing price of the Stock on the applicable Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System, or (ii) 85 percent of the closing price of the Stock on the applicable Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

                                  ARTICLE VII

                               EXERCISE OF OPTION

     7.1 AUTOMATIC EXERCISE. Unless participant gives written notice to the Company as hereinafter provided, such participant's option for the purchase of Stock granted under Section 6.1 hereof will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of stock which the accumulated payroll deductions in such Employee's account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.1 hereof), and any excess in such Employee's account at that time will be returned to the participant.

     7.2 FRACTIONAL SHARES. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be held in the Employee's account to be used to purchase Stock in a subsequent Offering.

     7.3 EXERCISABILITY OF OPTION. During participant's lifetime, options held by such participant shall be exercisable only by that participant.

     7.4 WITHDRAWALS AND TRANSFERS OF STOCK. Shares of Stock may be withdrawn from a participant's account, in which case one or more certificates for whole shares may be issued in the name of, and delivered to, the participant, with such participant receiving cash in lieu of fractional shares based on the fair market value of a share of Stock on the date of withdrawal. Alternatively, whole shares of Stock may be withdrawn from a participant's account by means of a transfer to a broker-dealer or financial institution that maintains an account for the participant, together with the transfer of cash in lieu of fractional shares based on the fair market value of a share of Stock on the date of withdrawal. Participants may not designate any other person to receive shares of Stock withdrawn or transferred under the Plan. A participant seeking to withdraw or transfer shares of Stock must give instructions to the custodian in such manner and form as may be prescribed by the custodian, which instructions will be acted upon as promptly as practicable. Withdrawals and transfers will be subject to any fees imposed by the custodian.

                                  ARTICLE VIII

                                   WITHDRAWAL

     8.1 IN GENERAL. Prior to the last five days of an Offering period, a participant may withdraw payroll deductions credited to such participant's account under the Plan any time by giving written notice to the designated office of the Company, which withdrawal notice shall be in form and substance as decided by the Committee. All of the participant's payroll deductions credited to the participant's account will be paid to the participant promptly after receipt of such participant's notice of withdrawal, and no further payroll deductions will be made form the participant's pay during such Offering or during any subsequent Offering unless an Employee re-enrolls as provided in
Section 8.2 hereof. The Company may, at its option, treat any attempt to borrow by a participant on the security of such participant's accumulated payroll deductions as an election to withdraw such deductions.

     8.2 EFFECT ON SUBSEQUENT PARTICIPATION. Participant's withdrawal from any Offering will not have any effect upon such Employee's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company. In order to be eligible for a subsequent Offering, however, a participant which has withdrawn from a current Offering must satisfy the requirements of Section 3.4 hereof prior to the Offering Commencement Date of the next succeeding Offering.

     8.3 TERMINATION OF EMPLOYMENT. Upon termination of the participant's employment for any reason, including retirement (but excluding death or permanent disablement while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to such Employee's account will be returned to the Employee, or, in the case of the Employee's death subsequent to the termination of such Employee's employment, to the person or persons entitled thereto under Section 12.1 hereof.

     8.4 TERMINATION OF EMPLOYMENT DUE TO DEATH OR PERMANENT DISABLEMENT. Upon termination of the participant's employment because of death or permanent disablement, the participant or participant's beneficiary (as defined in Section
12.1 hereof) shall have the right to elect, by written notice given to the designated office of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the termination of the participant's employment, either:

          (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, or

          (b) to exercise the participant's option on the next Offering Termination Date and purchase the number of full shares of Stock which the accumulated payroll deductions in the participant's account at the date of the participant's cessation of employment will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

     In the event that no such written notice of election shall be duly received by the designated office of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

     8.5 LEAVE OF ABSENCE. A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 5.5 hereof, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   ARTICLE IX

                                    INTEREST

     9.1 PAYMENT OF INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant Employee; including any interest paid on any and all money which is distributed to an Employee or such Employee's beneficiary pursuant to the provisions of Sections 8.1, 8.3, 8.4, and 10.1 hereof.

                                   ARTICLE X

                                     STOCK

     10.1 MAXIMUM SHARES. The maximum number of shares of Stock which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof, shall be 150,000 shares. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to such participant as promptly as possible.

     10.2 PARTICIPANT'S INTEREST IN OPTION STOCK. The participant will have no interest in Stock covered by such Employee's option until such option has been exercised.

     10.3 REGISTRATION OF STOCK. Stock to be delivered to participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the designated office of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, in the form and manner permitted by applicable law.

     10.4 RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

          (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

          (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is such Employee's intention to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE XI

                                 ADMINISTRATION

     11.1 APPOINTMENT OF COMMITTEE. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than two (2) members of the Board of Directors. No member of the Committee shall be eligible to purchase Stock under the Plan.

     11.2 AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive. The Committee may delegate its authority as it deems necessary.

     11.3 RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephone meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.1 DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any Stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the designated office of the Company. Upon the death of participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of participant and in the absence of a beneficiary validly designed under the Plan who is living at the time of such participant's death, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior the death of the participant by whom he has been designated, acquire any interest in the Stock or cash credited to the participant under the Plan.

     12.2 TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article VIII.

     12.3 USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     12.4 ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

     (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged to a different number or kind of shares or securities of the Company, through reorganization, merger, recapitalization, reclassification, stock split (whether or not effected in the form of a Stock dividend), reverse Stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted.

     (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or Stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities, and/or property which a holder of one share of the Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined in relation to the said cash, securities, and/or property as to which such holder of such option might thereafter be entitled to receive.

     12.5 AMENDMENT AND TERMINATION. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (a) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.4 hereof) or (b) amend the requirements as to the class of Employees eligible to purchase Stock under the Plan or permit the members of the Committee to purchase Stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase Stock, adversely affect the rights of such Employee under such option.

     12.6 EFFECTIVE DATE AND TERMINATION DATE. The Plan shall become effective as of January 1, 1998, subject to the prior approval by the holders of the majority of the Stock present and represented at the next following annual meeting of the Company's shareholders. If the Plan is not so approved by that date, the Plan shall not become effective. The Plan shall terminate upon the earlier of (a) the tenth anniversary of the effective date of the Plan or (b) the date on which all shares available for issuance under the Plan shall be sold pursuant to purchase options exercised under the Plan.

     12.7 NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employee to purchase any shares under the Plan, or create in any Employee or class of Employee any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

     12.8 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

     12.9 GOVERNING LAW. The law of the State of Arizona will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                      CERPROBE CORPORATION, a Delaware
                                      corporation

                                      By:
                                      ------------------------------------------

                                      Its:
                                      ------------------------------------------

                                   APPENDIX C

                              CERPROBE CORPORATION

                             1995 STOCK OPTION PLAN
                       (AS AMENDED THROUGH APRIL 9, 1998)

                                   ARTICLE I

                                    GENERAL

     1.1 PURPOSE OF PLAN; TERM

     (A) ADOPTION. On May 9, 1995, the Board of Directors (the "Board") of Cerprobe Corporation, a Delaware corporation (the "Company"), adopted this stock option plan to be known as the 1995 Stock Option Plan (the "Original Plan"). The Original Plan was approved by the stockholders of the Company on June 27, 1995. On February 18, 1997, the Board adopted a newly Amended and Restated 1995 Stock Option Plan (as amended through February 18, 1997) (the "Revised 1997 Plan") whereby additional shares of Stock were authorized to be issued under the Plan and certain other technical changes were made. The Revised 1997 Plan was approved by the stockholders of the Company on June 4, 1997. On April 9, 1998, the Board adopted a newly Amended and Restated 1995 Stock Option Plan (the "Revised 1998 Plan") whereby additional shares of Stock were authorized to be issued under the Plan and certain changes were made to the Automatic Grant Program under the Plan. The Revised 1998 Plan must be approved by the stockholders of the Company within one year of the date of its adoption by the Board. If not approved by the stockholders, the Revised 1997 Plan shall continue in effect. If the Revised 1998 Plan is not timely approved by the stockholders, any Options or Awards issued after the date of the adoption of the Revised 1998 Plan shall remain valid and unchanged to the extent that such Options or Awards contain terms such that they could have been issued under the Revised 1997 Plan. This Amended and Restated Stock Option Plan shall be known as the Cerprobe Corporation 1995 Stock Option Plan (the "Plan"). Any Options or Awards outstanding prior to the adoption by the Board of the Revised 1998 Plan shall remain valid and unchanged. When applicable, the term "Plan" shall include the Revised 1997 Plan and/or the Revised 1998 Plan.

     (B) DEFINED TERMS. All initially capitalized terms used hereby shall have the meaning set forth in Article V hereto.

     (C) GENERAL PURPOSE. The Plan shall be divided into two programs: the Discretionary Grant Program and the Automatic Grant Program.

          (I) DISCRETIONARY GRANT PROGRAM. The purpose of the Discretionary Grant Program is to further the interests of the Company and its stockholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Discretionary Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards shall be collectively referred to herein as "Awards").

          (II) AUTOMATIC GRANT PROGRAM. The purpose of the Automatic Grant Program is to promote the interests of the Company by providing non-employee members of the Company's Board of Directors (the "Board") the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to thereby have an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the automatic grant of options to acquire the Company's Stock ("Automatic Options").

     (D) CHARACTER OF OPTIONS. Discretionary Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code sec. 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

     (E) RULE 16B-3 PLAN. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. In such instance, to the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Company.

     (F) DURATION OF PLAN. The term of the Original Plan is 10 years commencing on the date of adoption of the Plan by the Board as specified in Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

     1.2 STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

     (A) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan is shares of the Company's common stock, $.05 par value per share (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Section 4.1 hereof, the aggregate number of shares of Stock covered by the Plan and issuable hereunder shall be 1,400,000 shares of Stock.

     (B) CALCULATION OF AVAILABLE SHARES. For purposes of calculating the maximum number of shares of Stock which may be issued under the Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted, and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of a SAR shall be counted.

     (C) RESTORATION OF UNPURCHASED SHARES. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

     1.3 APPROVAL; AMENDMENTS.

     (A) APPROVAL BY STOCKHOLDERS. The Revised Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Revised Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

     (B) COMMENCEMENT OF PROGRAMS. The Automatic Grant Program, as revised herein, shall commence immediately. The Discretionary Grant Program, as revised herein, shall commence immediately, subject to the terms set forth in Section 1.1(a).

     (C) AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Discretionary Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Discretionary Option outstanding under the Plan, and further provided that, except as provided in Article IV hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Discretionary Options may be granted or the exercise price at which any outstanding Discretionary Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Discretionary Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Discretionary Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Discretionary Option or Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                                   ARTICLE II

                          DISCRETIONARY GRANT PROGRAM

     2.1 PARTICIPANTS; ADMINISTRATION.

     (A) ELIGIBILITY AND PARTICIPATION. Discretionary Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (A) Incentive Stock Options may only be granted to key personnel of the Company (or its Parent or Subsidiary Corporations) who are also employees of the Company (or its Parent or Subsidiary Corporations), and (B) the maximum number of shares of Stock with respect to which Options, Awards, or any combination thereof, may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of Stock covered by and issuable under the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Discretionary Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Discretionary Option is to be an Incentive Stock Option, the time or times at which each such Discretionary Option is to become exercisable, and the maximum term for which the Discretionary Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Discretionary Grant Program and the conditions relating to such Award.

     (B) GENERAL ADMINISTRATION. Unless otherwise expressly provided in this Plan, the power to administer the Discretionary Grant Program shall be vested exclusively with a committee (the "Senior Committee"). The membership of the Senior Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 and Code sec. 162(m); provided, however, that if, at any time Rule 16b-3 and Code sec. 162(m) and any implementing regulations (and any successor provisions thereof) so permit without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3 and the exemption from the limitations on deductibility of certain executive compensation provided by Code sec. 162(m), the Board may delegate the administration of the Plan, in whole or in part, on such terms and conditions, and to such other person or persons as it may determine in its discretion; provided further, however, that the Board may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Grant Program with respect to Eligible Persons that are not Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934
Act), all "covered persons" (as that term is defined in Code sec. 162(m)), directors of the Company, and all persons who own 10 percent or more of the Company's issued and outstanding equity securities.

     (C) PLAN ADMINISTRATORS. The Board, the Senior Committee, and/or the Employee Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Discretionary Grant Program, to grant Discretionary Options or Awards under the Discretionary Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Discretionary Grant Program and to make such determinations under, and issue such interpretations of, the Discretionary Grant Program and any outstanding Discretionary Option or Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Grant Program or any outstanding Discretionary Option or Award. The Senior Committee, the Employee Committee, and/or any other committee allowed hereunder, in their respective sole discretion, may make specific grants of Discretionary Options or Awards conditioned on approval of the Board.

     The Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Discretionary Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee, or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee.

     (D) GUIDELINES FOR PARTICIPATION. In designating and selecting Eligible Persons for participation in the Discretionary Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

     2.2 TERMS AND CONDITIONS OF OPTIONS

     (A) ALLOTMENT OF SHARES. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Discretionary Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

     (B) EXERCISE PRICE. Upon the grant of any Discretionary Option, a Plan Administrator shall specify the option price per share, which may not be less than 100 percent of the fair market value per share of the Stock on the date the Discretionary Option is granted (110 percent if the Discretionary Option is intended to qualify as an Incentive Stock Option and is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 4.5 hereof.

     (C) INDIVIDUAL STOCK OPTION AGREEMENTS. Discretionary Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable, and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

     (D) OPTION PERIOD. No Discretionary Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Discretionary Option may be exercised in full or in part at any time or from time to time during the term of the Discretionary Option or provide for its exercise in stated installments at stated times during the Option's term.

     (E) VESTING; LIMITATIONS. The time at which the Optioned Shares vest with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent a Discretionary Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

     (F) NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Discretionary Option granted under the Plan.

     (G) METHOD OF EXERCISE. In order to exercise a Discretionary Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

          (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Discretionary Option specifying the number of shares of Stock with respect to which the Discretionary Option is being exercised;

          (ii) pay the aggregate Option Price in one of the alternate forms as set forth in Section 2.2(h) below; and

          (iii) furnish appropriate documentation that the person or persons exercising the Discretionary Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Discretionary Option in accordance herewith) a certificate or certificates representing the Stock for which the Discretionary Option has been exercised in accordance with the provisions of this Plan. In no event may any Discretionary Option be exercised for any fractional shares.

     (H) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

          (i) Full payment in cash or check made payable to the Company's order; or

          (ii) Full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

          (iii) If a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remitted to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased, and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

     (I) REPURCHASE RIGHT. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Discretionary Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also, in its discretion, establish as a term and condition of one or more Discretionary Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Discretionary Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

     (J) TERMINATION OF INCENTIVE STOCK OPTIONS

          (I) TERMINATION OF SERVICE. If any Optionholder ceases to be in Service to the Company for a reason other than death, the Optionholder's vested Incentive Stock Options on the date of termination of such Service shall remain exercisable only for 30 days after the date of termination of such Service or until the stated expiration date of the Optionholder's Option, whichever occurs first; provided, that (i) if Optionholder is discharged for Cause, or (ii) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Incentive Stock Option shall thereafter be void for all purposes. "Cause" shall be limited to a termination of Service for (A) commission of a crime by the Optionholder or for reasons involving moral turpitude; (B) an act by the Optionholder which tends to bring the Company into disrepute; or (C) negligent, fraudulent or willful misconduct by the Optionholder. Notwithstanding the foregoing, if any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 180 days after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of such disability.

          (II) DEATH OF OPTIONHOLDER. If an Optionholder dies while in the Company's Service, the Optionholder's vested Incentive Stock Options on the date of death shall remain exercisable only for 90 days after the date of death or until the stated expiration date of the Optionholder's Option, whichever occurs first, and may be exercised only by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. A Discretionary Option may be exercised and payment of the Option Price made in full by the successors only after written notice to the Company specifying the number of shares to be purchased. Such notice shall state that the Option Price is being paid in full in the manner specified in Section 2.2 hereof. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

     (K) TERMINATION OF NONQUALIFIED OPTIONS. Any Options which are not Incentive Stock Options and which are outstanding at the time an Optionholder dies while in Service to the Company or otherwise ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options; provided, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause or, if after the Optionholder's Service to the Company is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option will thereafter be void for all purposes.

     (L) OTHER PLAN PROVISIONS STILL APPLICABLE. If a Discretionary Option is exercised upon the termination of Service or death of an Optionholder under this
Section 2.2, the other provisions of the Plan shall still be applicable to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

     (M) DEFINITION OF "SERVICE." For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of a Plan Administrator, an Optionholder shall be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

     2.3 TERMS AND CONDITIONS OF STOCK AWARDS

     (A) ELIGIBILITY. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

     (B) AWARD FOR SERVICES RENDERED. Stock Awards shall be granted in recognition of an Eligible Person's past services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Delaware corporate law, employment tax, and/or income tax withholding or other legal requirements.

     (C) CONDITIONS TO AWARD. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under circumstances that it deems appropriate.

     (D) AWARD AGREEMENTS. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

     2.4 TERMS AND CONDITIONS OF SARS

     (A) ELIGIBILITY. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

     (B) AWARD OF SARS. Concurrently with or subsequent to the grant of any Discretionary Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Discretionary Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

     (C) CONDITIONS TO SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under circumstances that it deems appropriate.

     (D) SAR AGREEMENTS. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

     (E) EXERCISE. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

     (F) AMOUNT OF PAYMENT. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Discretionary Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

     (G) FORM OF PAYMENT. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be delivered to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practicable after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

     (H) TERMINATION OF EMPLOYMENT; DEATH. Section 2.2(j), applicable to Incentive Stock Options, and Section 2.2(k), applicable to nonqualified options, shall apply equally to SARs issued in tandem with such Options.

     2.5 TERMS AND CONDITIONS OF CASH AWARDS

     (A) IN GENERAL. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

     (B) CONDITIONS TO AWARD. All Cash Awards shall be subject to such terms, conditions, restrictions, and limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                  ARTICLE III

                            AUTOMATIC GRANT PROGRAM

     3.1 ELIGIBLE PERSONS UNDER THE AUTOMATIC GRANT PROGRAM. The persons eligible to participate in the Automatic Grant Program shall be limited to Board members who are not employed by the Company, whether or not such persons qualify as Non-Employee directors as defined herein ("Eligible Directors"). Persons who are eligible under the Automatic Grant Program may also be eligible to receive Discretionary Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under other plans of the Company.

     3.2 TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

     (A) AMOUNT AND DATE OF GRANT. Each year during the term of this Plan on the Annual Grant Date, an Automatic Option to acquire 3,000 shares of Stock shall be granted to each Eligible Director ("Optionholder") for so long as there are shares of Stock available under Section 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual stockholders meeting commencing as of the next annual meeting occurring after the annual meeting held on the Effective Date.

     (B) EXERCISE PRICE. The exercise price per share of Stock subject to each Automatic Option Grant shall be equal to 100 percent of the fair market value per share of the Stock on the date the Automatic Option was granted as determined in accordance with the valuation provisions of Section 4.5 hereof (the "Option Price").

     (C) VESTING. Each Automatic Option Grant shall become exercisable and vest at the time of grant.

     (D) METHOD OF EXERCISE. In order to exercise an Automatic Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

          (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Automatic Option specifying the number of shares of Stock with respect to which the Automatic Option is being exercised;

          (ii) pay the aggregate Option Price in one of the alternate forms as set forth in Section 3.2(e) below; and

          (iii) furnish appropriate documentation that the person or persons exercising the Automatic Option (if other than the Optionholder) has the right to exercise such Option.

     As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising the Automatic Option in accordance herewith) a certificate or certificates representing the Stock for which the Automatic Option has been exercised in accordance with the provisions of this Plan. In no event may any Automatic Option be exercised for any fractional shares.

     (E) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

          (i) full payment in cash or check made payable to the Company's order; or

          (ii) full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

          (iii) if a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

     (F) TERM OF OPTION. Each Automatic Option shall expire on the tenth anniversary of the date on which an Automatic Option Grant was made ("Expiration Date"). Except as provided in Section 4.4 hereof, should an Optionholder's service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, then the Automatic Option term shall immediately terminate and the Automatic Option shall cease to be outstanding in accordance with the following provisions:

          (i) The Automatic Option shall immediately terminate and cease to be outstanding for any shares of Stock which were not vested at the time of Optionholder's cessation of Board service.

          (ii) Should an Optionholder cease, for any reason other than death, to serve as a member of the Board, then the Optionholder shall have 30 days measured from the date of such cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

          (iii) Should an Optionholder die while serving as a Board member or within 30 days after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Automatic Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a 90 day period measured from the date of the Optionholder's cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                                   ARTICLE IV

                                 MISCELLANEOUS

     4.1 CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares covered by outstanding Options and Awards, and the price per share stated in such Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

     4.2 MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 4.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

     4.3 CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, (a) all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares, and (b) the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Discretionary Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

     4.4 CHANGE IN CONTROL

          (A) AUTOMATIC GRANT PROGRAM. In the event of a Change in Control, all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Automatic Option shall remain exercisable until the Expiration Date of such Automatic Option.

          (B) DISCRETIONARY GRANT PROGRAM. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Discretionary Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

     4.5 CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

          (ii) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (iii) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

     4.6 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

     4.7 CANCELLATION OF OPTIONS. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Discretionary Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Discretionary Options under the Plan covering the same or different numbers of shares of Stock as long as such new Discretionary Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

     4.8 REGULATORY APPROVALS. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant thereto.

     4.9 INDEMNIFICATION. Each and every member of a Plan Administrator, in addition to such other available rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, suit, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

     4.10 PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

     4.11 COMPANY RIGHTS. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     4.12 PRIVILEGE OF STOCK OWNERSHIP. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for such Optioned Shares.

     4.13 ASSIGNMENT. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered, or otherwise transferred by any Optionholder except as specifically provided herein. Except as may be specifically allowed by the Plan Administrator at the time of grant and set forth in the documents evidencing a Discretionary Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. Notwithstanding the foregoing, no

Incentive Stock Option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Incentive Stock Option shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

     4.14 SECURITIES RESTRICTIONS

          (A) LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued upon exercise of Options or Awards granted under the Plan shall be endorsed with a legend reading as follows:

             THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATIONS THAT THESE SHARES HAVE BEEN PURCHASED SOLELY FOR INVESTMENT. THESE SHARES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IN THE OPINION OF THE COMPANY AND ITS LEGAL COUNSEL SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER.

          (B) PRIVATE OFFERING FOR INVESTMENT ONLY. The Options and Awards are and shall be made available only to a limited number of present and future key personnel who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees (i) that, any shares of Stock acquired pursuant to any Option or Award will be solely for investment and not with any intention to resell or redistribute those shares and, (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

          (C) REGISTRATION STATEMENT. If a Registration Statement covering the shares of Stock issuable upon exercise of Options granted under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 4.14(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

     4.15 TAX WITHHOLDING

          (A) GENERAL. The Company's obligation to deliver Stock upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

          (B) SHARES TO PAY FOR WITHHOLDING. The Board may, in its discretion and in accordance with the provisions of this Section 4.15(b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities ("Taxes") incurred by such Optionholders in connection with the exercise of their Options. Such right may be provided to any such Optionholder in either or both of the following formats:

          (I) STOCK WITHHOLDING. The Plan Administrator may, in its discretion, provide the Optionholder with the election to have the Company withhold, from the Stock otherwise issuable upon the exercise of an Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder.

          (II) STOCK DELIVERY. The Plan Administrator may, in its discretion, provide the Optionholder with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the Taxes incurred in connection with such Option exercise as designated by the Optionholder.

     4.16 GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona, without regard to conflicts of laws principles.

                                   ARTICLE V

                                  DEFINITIONS

     The following capitalized terms used in this Plan shall have the meaning described below:

     "AFFILIATES" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

     "ANNUAL GRANT DATE" shall mean the date of the Company's annual stockholder meeting.

     "AUTOMATIC GRANT PROGRAM" shall mean that program set forth in Article III of this Agreement pursuant to which Eligible Directors, as defined herein, are automatically granted Options upon certain events.

     "AUTOMATIC OPTION GRANT" shall mean those automatic option grants made on the Annual Grant Date.

     "AUTOMATIC OPTIONS" shall mean those Options granted pursuant to the Automatic Grant Program.

     "AWARD" shall mean a Stock Award, SAR or Cash Award.

     "BOARD" shall mean the Board of Directors of the Company.

     "CASH AWARD" shall mean an award to be paid in cash and granted under
Section 2.5 hereunder.

     "CHANGE IN CONTROL" shall mean and include the following transactions or situations (i) a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by, or under common control with the Company, acquires ownership of 40 percent or more of the Company's outstanding common stock pursuant to a tender or exchange offer which the Board of Directors recommends that the Company's stockholders not accept, or
(ii) the change in the composition of the Board occurs such that those individuals who were elected to the Board at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMPANY" shall mean Cerprobe Corporation, a Delaware corporation.

     "CORPORATE TRANSACTION" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated;
(b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     "DISCRETIONARY GRANT PROGRAM" shall mean the program described in Article II of this Plan pursuant to which certain Eligible Directors are granted Options or Awards in the discretion of the Plan Administrator.

     "DISCRETIONARY OPTIONS" shall mean Options granted under the Discretionary Grant Program.

     "EFFECTIVE DATE" shall mean the date that the Plan has been approved by the stockholders as set forth in Section 1.3(a) hereof.

     "ELIGIBLE DIRECTOR" shall mean, with respect to the Automatic Grant Program, those Board members who are not employed by the Company, whether or not such members are Non-Employee Directors as defined herein.

     "ELIGIBLE PERSONS" shall mean (a) with respect to the Discretionary Grant Program, those persons who, at the time that the Discretionary Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; and (b) with respect to the Automatic Grant Program, the Eligible Directors.

     "EMPLOYEE COMMITTEE" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of two or more persons who are members of the Board.

     "EXERCISE DATE" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

     "EXPIRATION DATE" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

     "INCENTIVE STOCK OPTION" shall mean a Discretionary Option that is intended to qualify as an "incentive stock option" under Code sec. 422.

     "NON-AFFILIATES" shall mean all persons who are not Affiliates.

     "NON-EMPLOYEE DIRECTORS" shall mean those Directors who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

     "$100,000 LIMITATION" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

     "OPTIONHOLDER" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

     "OPTIONED SHARES" shall be those shares of Stock to be optioned from time to time to any Eligible Director.

     "OPTION PRICE" shall mean (i) with respect to Discretionary Options, the exercise price per share as specified by the Plan Administrator pursuant to
Section 2.2(b) hereof, and (ii) with respect to Automatic Options, the exercise price per share as specified by Section 3.2(b) hereof.

     "OPTIONS" shall mean options to acquire Stock granted under the Plan.

     "PARENT CORPORATION" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

     "PLAN" shall mean this stock option plan for Cerprobe Corporation.

     "PLAN ADMINISTRATOR" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Affiliates, and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Non-Affiliates and with respect to the Automatic Grant Program.

     "SAR" shall mean stock appreciation rights granted pursuant to Section 2.4 hereunder.

     "SENIOR COMMITTEE" shall mean that committee appointed by the Board to administer the Discretionary Grant Program with respect to the Affiliates and comprised of two or more Disinterested Directors.

     "SERVICE" shall have the meaning set forth in Section 2.2(m) hereof.

     "STOCK" shall mean shares of the Company's common stock, $.05 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

     "STOCK AWARDS" shall mean Stock directly granted under the Discretionary Grant Program.

     "SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

                EXECUTED as of the   th day of           , 1998.

                                          CERPROBE CORPORATION

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

ATTESTED BY:                              Its:
                                          --------------------------------------

---------------------------------------------------
Secretary

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              CERPROBE CORPORATION
                       1998 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of CERPROBE CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 29, 1998, and hereby appoints C. Zane Close and Randal L. Buness, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of CERPROBE CORPORATION, to be held on May 29, 1998 at 10:00 a.m., local time, at the Mesa Hilton, Kachina Room, 1011 West Holmes Avenue, Mesa, Arizona 85210, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.   ELECTION OF DIRECTORS:
     (Mark only one)

     (a) [ ] FOR all nominees listed below (except as indicated)

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below: Ross J. Mangano; C. Zane Close; Kenneth W. Miller; Donald F. Walter; William A. Fresh.


     (b) [ ] CUMULATIVE VOTING OPTION (indicate number of votes for each nominee)

______ Ross J. Mangano    _______ Kenneth W. Miller   _______ William A. Fresh
______ C. Zane Close      _______ Donald F. Walter


     (c) [ ] WITHHOLD AUTHORITY to vote for all nominees


2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S FIRST RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 25,000,000.

       [ ] FOR                  [ ] AGAINST                      [ ] ABSTAIN

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN (THE "1995 PLAN") TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED PURSUANT TO THE 1995 PLAN FROM 800,000 TO 1,400,000.

       [ ] FOR                  [ ] AGAINST                      [ ] ABSTAIN

4. PROPOSAL TO APPROVE AN AMENDMENT TO THE 1995 PLAN (A) TO INCREASE THE NUMBER OF OPTIONS GRANTED TO NON-EMPLOYEE MEMBERS OF THE BOARD OF DIRECTORS PURSUANT TO ANNUAL AUTOMATIC OPTIONS FROM OPTIONS TO ACQUIRE 2,000 SHARES TO 3,000 SHARES, (B) TO PROVIDE THAT ANNUAL AUTOMATIC OPTIONS SHALL VEST AT THE TIME OF GRANT, AND (C) TO ELIMINATE THE GRANTING OF INITIAL AUTOMATIC OPTIONS TO NEW MEMBERS OF THE BOARD OF DIRECTORS.

       [ ] FOR                  [ ] AGAINST                      [ ] ABSTAIN

5. PROPOSAL TO APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN (THE "STOCK PURCHASE PLAN").

       [ ] FOR                  [ ] AGAINST                      [ ] ABSTAIN

6. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

       [ ] FOR                  [ ] AGAINST                      [ ] ABSTAIN

      and upon such matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                    Dated:                                , 1998



                                                               Signature



                                                               Signature

                                    (This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S FIRST RESTATED CERTIFICATE OF INCORPORATION; FOR THE AMENDMENTS TO THE COMPANY'S 1995 PLAN; FOR THE APPROVAL OF THE STOCK PURCHASE PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.